UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Strategic Realty Trust, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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STRATEGIC REALTY TRUST, INC.

400 South El Camino Real, Suite 1100

San Mateo, California 94402

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS
AND INTERNET AVAILABILITY OF PROXY MATERIALS

Dear Stockholder:

On Friday, September 25, 2015, we will hold our 2015 annual meeting of stockholders at the Marriott Hotel, 1770 South Amphlett Boulevard, San Mateo, California 94402. The meeting will begin at 10:00 a.m. local time.

We are holding this meeting to:

1.	Elect two nominees to the board of directors to serve until the 2018 annual meeting of stockholders and until their successors are duly elected and qualified.

The Board of Directors recommends a vote FOR each of the two nominees to the board of directors.

2.	Approve four proposals to amend our charter.
A.	To provide that directors may be removed with or without cause;
B.	To provide that special meetings of the stockholders shall be called by our secretary upon the written request of the holders of shares entitled to cast not less than one-third of all the votes entitled to be cast at such meeting on any matter; which amendment shall be conditioned upon stockholder approval of proposal (2.C);
C.	To provide that a quorum at a stockholder meeting shall be the presence in person or by proxy of stockholders entitled to cast at least one-third of all of the votes entitled to be cast at such meeting on any matter, which amendment shall be conditioned upon stockholder approval of proposal (2.B);
D.	To permit stockholders to fill vacancies on the board of directors and clarify the role of independent directors with respect to nominating replacements for vacancies among board positions previously held or required to be held by independent directors.

The Board of Directors recommends a vote FOR each of these proposals.

3.	Attend to such other business as may properly come before the meeting and any adjournments or postponements thereof.

The board of directors has selected June 30, 2015 as the record date for determining stockholders entitled to vote at the meeting.

This proxy statement and proxy card are being mailed to you on or about July 7, 2015. Our 2014 annual report, which is not a part of the proxy soliciting material, has been mailed to each of our stockholders of record as of the close of business on March 31, 2015.

Whether you plan to attend the meeting and vote in person or not, we urge you to have your vote recorded as early as possible. Please complete, sign and date the accompanying proxy card and return it in the accompanying self-addressed postage-paid return envelope. Alternatively, you may be able to vote over the Internet or by telephone, depending on how your account is registered. Please refer to the instructions on your proxy card.

Your vote is very important! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 25, 2015:

Our proxy statement, form of proxy card and 2014 annual report to stockholders are also available at www.srtreit.com.

By Order of the Board of Directors,

Andrew Batinovich
Chief Executive Officer

July 7, 2015

San Mateo, California

STRATEGIC REALTY TRUST, INC.

400 South El Camino Real, Suite 1100

San Mateo, California 94402

(650) 343-9300

PROXY STATEMENT

Annual Meeting Information and Purpose of Proxy Statement

We are providing these proxy materials in connection with the solicitation by the board of directors of Strategic Realty Trust, Inc. (“Strategic Realty Trust,” the “Company,” “we,” “our” or “us”), a Maryland corporation, of proxies for use at the 2015 annual meeting of stockholders to be held on September 25, 2015, at 10:00 a.m. local time at the Marriott Hotel, 1770 South Amphlett Boulevard, San Mateo, California 94402, and at any adjournments or postponements thereof for the purposes set forth in the accompanying Notice of 2015 Annual Meeting of Stockholders (the “Notice of 2015 Annual Meeting”).

This proxy statement, which includes the Notice of 2015 Annual Meeting, and the accompanying form of proxy and voting instructions are first being mailed or given to stockholders on or about July 7, 2015.

Annual Report

On April 13, 2015, our Annual Report for the year ended December 31, 2014 (which includes a copy of our Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission (the “SEC”)) was mailed to each of our stockholders of record as of the close of business on March 31, 2015.

Our Annual Report on Form 10-K, as filed with the SEC, may be accessed online through our website at www.srtreit.com or through the SEC’s website at www.sec.gov.  In addition, you may request a copy of our Annual Report on Form 10-K by writing to us at the following address:  400 South El Camino Real, Suite 1100, San Mateo, California 94402, Attention: Secretary.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

Q:	Why did you send me this proxy statement?

A:	We sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote your shares at the 2015 annual stockholders meeting. This proxy statement includes information that we are required to provide to you under the rules of the SEC and is designed to assist you in voting.

Q:	What is a proxy?

A:	A proxy is a person who votes the shares of stock of another person who could not attend a meeting. The term “proxy” also refers to the proxy card or other method of appointing a proxy. When you submit your proxy, you are appointing Phillip I. Levin, Jeffrey S. Rogers, and Terri Garnick, each of whom is one of our officers or directors, as your proxies, and you are giving them permission to vote your shares of common stock at the annual meeting. The appointed proxies will vote your shares of common stock as you instruct, unless you submit your proxy without instructions. In this case, they will vote FOR the election of each of the two nominees to the board of directors and FOR the four proposals to amend our charter. With respect to any other proposals to be voted upon, they will vote in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion. If you do not submit your proxy, your shares will not be voted at the annual meeting. This is why it is important for you to return your proxy card to us (or authorize a proxy over the Internet or by telephone) as soon as possible whether or not you plan on attending the annual meeting.

Q:	When is the annual meeting and where will it be held?

A:	The 2015 annual meeting of stockholders will be held on September 25, 2015, at 10:00 a.m. local time at the Marriott Hotel, 1770 South Amphlett Boulevard, San Mateo, California 94402.

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Q:	What is the purpose of the 2015 annual meeting?

A:	At the 2015 annual meeting, stockholders will vote on the election of two nominees to serve on the board of directors, the four amendments to our charter, and on any other proposal to be voted on.

Management will also report on the status of our portfolio of properties. In addition, representatives of Moss Adams LLP, our independent registered public accounting firm, are expected to attend the 2015 annual meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to questions from our stockholders. Representatives of McGladrey LLP, our former independent registered public accounting firm, which we replaced with Moss Adams LLP on April 15, 2013, are not expected to attend the 2015 annual meeting.

Q:	What is the board of directors’ voting recommendation?

A:	The board of directors recommends a vote FOR each of the two nominees to the board of directors and FOR the four proposals to amend our charter.

Q:	Who is entitled to vote?

A:	Only stockholders of record at the close of business on June 30, 2015, the record date, are entitled to receive notice of the annual meeting and to vote the shares of common stock of the Company that they hold on the record date at the annual meeting, or any postponements or adjournments thereof. As of the record date, there were 10,891,798 shares of common stock issued and outstanding and entitled to vote. Each outstanding share of common stock entitles its holder to cast one vote on each proposal to be voted on.

Q:	What constitutes a quorum?

A:	A quorum consists of the presence in person or by proxy of stockholders entitled to cast 50% of all the votes entitled to be cast at the annual meeting. There must be a quorum present in order for the annual meeting to be a duly held meeting at which business can be conducted. Generally, if you submit your proxy, then you will at least be considered part of the quorum. Abstentions and broker non-votes will be counted to determine whether a quorum is present. A broker “non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner is present in person or by proxy but does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner.

Q:	Can I attend the annual meeting?

A:	You are invited to attend the annual meeting if you were a stockholder of record or a beneficial holder as of the close of business on June 30, 2015, or you hold a valid legal proxy for the 2015 annual meeting. If you are the stockholder of record, your name will be verified against the list of stockholders of record prior to your being admitted to the annual meeting. You should be prepared to present photo identification for admission. If you are a beneficial holder, you will need to provide proof of beneficial ownership on the record date as well as your photo identification, for admission. If you do not provide photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the annual meeting.

Q:	How do I vote my shares?

A:	Stockholders of record may vote their shares in the following manner:

•	Authorizing a Proxy by Mail — Stockholders may authorize a proxy by completing the accompanying proxy card and mailing it in the accompanying self-addressed postage-paid return envelope.

•	Authorizing a Proxy via the Internet — Eligible stockholders may authorize a proxy by going to www.proxyvote.com and following the online instructions.

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•	Authorizing a Proxy by Telephone — Eligible stockholders may authorize a proxy by calling 1-800-690-6903 and following the recorded instructions.

•	In Person at the Meeting — Stockholders of record may vote in person at the annual meeting. Written ballots will be passed out to those stockholders who want to vote at the meeting.

For those stockholders eligible to vote by Internet, we encourage you to do so, since this method of voting is quick, convenient, and cost-efficient. Please refer to your proxy card to see if you are eligible to vote by telephone or Internet. When you vote via the Internet or by telephone prior to the annual meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and, therefore, not be counted.

If your shares are held by a bank, broker or other nominee (that is, in “street name”), you are considered the beneficial owner of your shares and you should refer to the instructions provided by your bank, broker or nominee regarding how to vote. In addition, because a beneficial owner is not the stockholder of record, you may not vote shares held by a bank, broker or nominee in street name at the annual meeting unless you obtain a “legal proxy” from the bank, broker or nominee that holds your shares, giving you the right to vote the shares at the meeting.

If you elect to attend the meeting, you can submit your vote in person, and any previous votes that you submitted will be superseded. If you return your signed proxy, you shares will be voted as you instruct, unless you give no instructions with respect to one or more of the proposals. In this case, unless you later instruct otherwise, your shares of common stock will be voted FOR each of the two nominees to the board of directors and FOR the four proposals to amend our charter. With respect to any other proposals to be voted on, your shares of common stock will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in the discretion of Messrs. Levin and Rogers and Ms. Garnick.

Q:	What if I submit my proxy and then change my mind?

A:	You have the right to revoke your proxy at any time before the annual meeting by:

•	delivering to our secretary a written notice of revocation;

•	returning a properly signed proxy bearing a later date; or

•	attending the annual meeting and voting in person (although attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you specifically so request).

To revoke a proxy previously submitted by mail or authorized via telephone or the Internet, you may simply authorize a proxy again at a later date using one of the procedures set forth above, but before the deadline for mail, telephone, or Internet voting, in which case the later submitted proxy will be recorded and the earlier proxy revoked.

If you hold shares of our common stock in “street name,” you will need to contact the institution that holds your shares and follow its instructions for revoking a proxy.

Q:	What happens if additional proposals are presented at the annual meeting?

A:	Other than the matters described in this proxy statement, we do not expect any additional matters to be presented for a vote at the annual meeting. If other matters are presented and you are voting by proxy, your proxy grants the individuals named as proxy holders the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

Q:	Will my vote make a difference?

A:	Yes. Your vote could affect the composition of our board of directors and whether our charter is amended. Moreover, your vote is needed to ensure that a quorum is present at the annual meeting so that the proposals can be acted upon. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

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Q:	What are the voting requirements to elect the director nominees?

A:	Under our charter, the election of a director requires the affirmative vote of holders of a majority of the shares entitled to vote who are present in person or by proxy at an annual meeting at which a quorum is present. This means that, of the shares present in person or by proxy at an annual meeting, a director nominee needs to receive affirmative votes from a majority of such shares in order to be elected to the board of directors. Because of this majority vote requirement, “withhold” votes and broker non-votes will have the effect of a vote against each nominee for director. If an incumbent director nominee fails to receive the required number of votes for reelection, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualified. If you submit a proxy card with no further instructions, your shares will be voted in accordance with the recommendation of the board of directors.

Q:	What are the voting requirements to approve the four proposals to amend the charter?

A:	Approval of the four proposals to amend our charter requires the affirmative vote of the holders of at least a majority of our outstanding shares of common stock entitled to vote thereon. Abstentions and broker non-votes will have the same effect as votes against the proposals to amend our charter. Proxies received will be voted FOR the proposals to amend our charter unless stockholders designate otherwise.

Q:	Who will bear the costs of soliciting votes for the meeting?

A:	The Company will bear the entire cost of its solicitation of proxies from its stockholders. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees of our advisor and its affiliates, who will not receive any additional compensation for such solicitation activities. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to our stockholders.

Q:	Who will count the votes?

A:	The board of directors will appoint an independent inspector of elections to tabulate the votes.

Q:	Where can I find the voting results of the annual meeting?

A:	The Company will report voting results in a Current Report on Form 8-K filed with the SEC within four business days following the annual meeting. If final voting results are not known when such report is filed, they will be announced in an amendment to such report within four business days after the final results become known.

Q:	Where can I find more information?

A:	We file annual, quarterly, current reports and other information with the SEC. Copies of SEC filings, including exhibits, can be obtained free of charge on our website at www.srtreit.com. This website address is provided for your information and convenience. Our website is not incorporated into this proxy statement and should not be considered part of this proxy statement. Additionally, you may read and copy any reports, statements or other information we file with the SEC on the website maintained by the SEC at http://www.sec.gov. Our SEC filings are also available to the public at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, DC 20549. You may obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference facilities.

BOARD OF DIRECTORS

Information about Director Nominees

The following table and biographical descriptions set forth information with respect to Phillip I. Levin and Jeffrey S. Rogers, our director nominees. Both Mr. Levin and Mr. Rogers are currently members of our board of directors.

Name	Age	Position

Phillip I. Levin	75	Independent Director

Jeffrey S. Rogers	46	Independent Director

Phillip I. Levin has served as one of our independent directors since April 2011. Mr. Levin has served, since 1991, as President of Levin Development Company, a real estate development and consulting firm. Prior to founding Levin Development Company in 1991, Mr. Levin served for approximately 16 years with Coopers & Lybrand, L.L.P. (now PricewaterhouseCoopers), where he became the Managing Partner of the firm’s consulting practice in Michigan. From 1970 to 1974, Mr. Levin served as Manager of the Consulting Services Division of Arthur Young & Company (now Ernst & Young) in Toledo, Ohio. Prior to joining Arthur Young & Company, Mr. Levin served as a Financial Analyst for Ford Motor Company for approximately eight years. Mr. Levin holds a Master of Business Administration in Finance and a Bachelor of Science degree in Accounting from the University of Pittsburgh.

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The board of directors has determined that Mr. Levin is qualified to serve as one of our directors due to his experience as an officer of a real estate development and consulting firm and his professional experience as a certified public accountant. In addition, the board of directors believes that Mr. Levin is qualified to serve as the financial expert and chairperson of the audit committee due to his extensive experience as a certified public accountant.

Jeffrey S. Rogers has served as one of our independent directors since March 2009. Currently, Mr. Rogers is the President and Chief Executive Officer of LiftForward, Inc. LiftForward is an online financial community that connects investors with small businesses seeking capital. Prior to LiftForward, Mr. Rogers was the President of Zazma, Inc. (now known as Behalf, Inc.), which provides online financing to small and medium-sized businesses for the purchase of inventory, supplies, equipment and services. Prior to Zazma (now known as Behalf, Inc.), Mr. Rogers, as President and Chief Operating Officer, grew and managed one of the largest professional services firms in the United States, Integra Realty Resources, Inc. Integra, with 64 offices in the United States and Mexico, serves financial institutions, corporations, law firms, and government agencies. Under his leadership, the company built proprietary analytical technology in the industry, which fueled record growth for the company over a nine-year period. Prior to joining Integra, Mr. Rogers held other operating positions and worked for several Wall Street firms as an investment banker. Mr. Rogers currently serves on the board of directors of Presidential Realty Corp., a public real estate investment trust (“REIT”). Mr. Rogers has also served on the Finance Committee of the Young Presidents Organization since March 2009 and as Audit Committee Chairman from July 2010 to July 2012. Mr. Rogers earned a Master of Business Administration degree from The Darden School, University of Virginia in Charlottesville, Virginia, a Juris Doctorate degree from Washington and Lee University School of Law in Lexington, Virginia and a Bachelor of Arts degree in Economics from Washington and Lee University.

The board of directors has determined that Mr. Rogers is qualified to serve as one of our directors due to his previous leadership position with a commercial real estate valuation and counseling firm and his professional experience.

Information about Directors Continuing in Office

The following table and biographical descriptions set forth information with respect to the individuals who are currently members of our board of directors and who are not up for election at the 2015 annual meeting.

Name	Age	Position

Andrew Batinovich	56	Chief Executive Officer, Corporate Secretary and Director

Todd A. Spitzer	54	Chairman of the Board and Independent Director

Andrew Batinovich has served as our Chief Executive Officer and as a member of our board of directors since August 2013. Mr. Batinovich has also served as our Corporate Secretary since October 2013. From August 2013 through January 2014, Mr. Batinovich also served as our Chief Financial Officer. Mr. Batinovich has over 30 years of experience in the acquisition and management of commercial properties including retail, office and industrial. Mr. Batinovich also serves as President and Chief Executive Officer of Glenborough, LLC (“Glenborough”), a privately held full service real estate investment and management company focused on the acquisition, management and leasing of institutional quality commercial properties including retail, office and industrial properties. From December 2006 to October 2010, Mr. Batinovich served as President and Chief Executive Officer of Glenborough Acquisition Co., a company formed by an affiliate of Morgan Stanley which acquired Glenborough Realty Trust, a NYSE-listed REIT, in 2006 in a transaction valued at $1.9 billion. In 1996, Mr. Batinovich co-founded Glenborough Realty Trust, and served as President from 1997 to 2010, and as Chief Executive Officer from 2003 to 2010. Mr. Batinovich also served as Glenborough Realty Trust’s Chief Operating Officer from 1996 to 2002 and Chief Financial Officer from 1996 to 1997. During his 11 years with Glenborough Realty Trust, the company grew from just over $100 million in assets to approximately $1.9 billion. Prior to founding Glenborough Realty Trust, Mr. Batinovich served as Chief Operating Officer and Chief Financial Officer of Glenborough Corporation, a private real estate investment and management company, from 1984 until its merger with Glenborough Realty Trust in 1996. Prior to joining Glenborough Corporation in 1983, Mr. Batinovich was an officer of Security Pacific National Bank. Mr. Batinovich has served as an independent director of Sunstone Hotel Investors (SHO: NYSE), a public REIT that invests in hotel properties, since November 2011, and as an independent director of RAIT Financial Trust (RAS: NYSE), a public REIT that provides debt financing options to owners of commercial real estate and invests directly into commercial real estate, since March 2013. In addition, Mr. Batinovich is currently an independent director of G. W. Williams Co., a privately owned real estate company primarily focused on West Coast multi-family properties. Mr. Batinovich earned a BA in International Business Administration from the American University of Paris.

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The board of directors has determined that Mr. Batinovich is qualified to serve as one of our directors due to his significant management experience for public and private real estate companies.

Todd A. Spitzer has served as one of our independent directors since January 22, 2014. Mr. Spitzer has also served as the Chairman of our board of directors and the Co-Chair of the audit committee since January 2014. Mr. Spitzer is currently the Orange County California Supervisor for the Third District. Mr. Spitzer has chaired the Orange County California Transportation Authority’s Finance and Administration Committee since January 2013 where he oversees the finances of the $1.2 billion agency, as well as the funds managed through the county’s transportation taxes. Since January 2013, he has also been a voting member of the Foothill and San Joaquin Hills Transportation Corridor Agencies. In addition, since 2011, Mr. Spitzer has been a consultant and social media advisor with expertise designing social media platforms and policies for broker–dealers regulated by FINRA and the SEC. From 2010 to the present, Mr. Spitzer has also served as an attorney at law at the Spitzer Law Office. From 2008 through 2010, Mr. Spitzer served as an assistant district attorney in the Orange County California District Attorney’s Office. Between December 2002 and November 2008, Mr. Spitzer served as an elected member of the California State Assembly. Mr. Spitzer earned a Master in Public Policy degree from the University of California, Berkeley in Berkeley, California, a Juris Doctorate degree from the University of California Hastings College of Law, in San Francisco, California, and a Bachelor of Arts degree in Government from the University of California, Los Angeles in Los Angeles, California.

The board of directors has determined that Mr. Spitzer is qualified to serve as one of our directors due to the depth of his experience in public policy and governance and his professional experience as an attorney. The board has also determined that Mr. Spitzer meets the independence standards of our corporate governance documents, the SEC, the New York Stock Exchange (“NYSE”) and applicable law.

EXECUTIVE OFFICERS

The following table and biographical descriptions set forth information with respect to our executive officers:

Name	Age	Position

Andrew Batinovich	56	Chief Executive Officer, Corporate Secretary and Director

Terri Garnick	54	Chief Financial Officer and Treasurer

For biographical information regarding Mr. Batinovich, see “Board of Directors—Information about Directors Continuing in Office” above.

Terri Garnick has served as our Chief Financial Officer and Treasurer since January 2014. Since April 2005, Ms. Garnick has served as Senior Vice President and Chief Accounting Officer for our property manager, Glenborough. Ms. Garnick oversees all property management accounting, financial statement preparation, SEC reporting, cash management, internal audit, external audit coordination, and tax returns for Glenborough and its investment affiliates, as well as information technology and human resources functions. Ms. Garnick and Glenborough have been providing accounting services to the Company since May 2013. From June 2001 until April 2005, Ms. Garnick worked as Special Projects Coordinator at Glenborough. Between January 1996 and June 2001, Ms. Garnick served as Senior Vice President and Chief Accounting Officer for Glenborough Realty Trust, Inc., a real estate investment trust with a portfolio of primarily office properties. Prior to the merger of Glenborough with Glenborough Realty Trust, Inc., Ms. Garnick served from August 1992 until January 1996 as Vice President of Glenborough Corporation, a private real estate investment and management firm. Prior to her promotion to Vice President, Ms. Garnick worked at Glenborough Corporation as an Accounting Manager from October 1989 until August 1992. Before joining Glenborough Corporation in 1989, Ms. Garnick was Controller at August Financial Corporation, a real estate investment and management company and a Senior Accountant at Deloitte, Haskins & Sells, an accounting firm. Ms. Garnick earned a certified public accountant designation from the state of California and holds a Bachelor of Science degree in Accounting from San Diego State University.

CORPORATE GOVERNANCE

Board of Directors

The board of directors held 12 meetings during the fiscal year ended December 31, 2014. Each of our current directors attended at least 75% of the aggregate of the total number of meetings of the board of directors held during the period for which he served as a director and the aggregate total number of meetings held by all committees of the board of directors on which he served during the periods in which he served.

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Director Attendance at Annual Meetings

Although we have no policy with regard to attendance by the members of the board of directors at our annual meetings, we invite and encourage the members of the board of directors to attend our annual meetings to foster communication between stockholders and the board of directors. All of our current directors were present, either in person or by telephone, at the 2014 annual meeting of stockholders held on November 19, 2014, which was adjourned due to a lack of a quorum. All of our current directors were present, either in person or by telephone, at the reconvened 2014 annual meeting of stockholders held on January 7, 2015, at which a quorum was attained.

Contacting the Board of Directors

Any stockholder who desires to contact members of the board of directors may do so by writing to: Strategic Realty Trust, Inc. Board of Directors, 400 South El Camino Real, Suite 1100, San Mateo, California 94402, Attention: Secretary. Communications received will be distributed by our secretary to such member or members of the board of directors as deemed appropriate by our secretary, depending on the facts and circumstances outlined in the communication received. For example, if any questions regarding accounting, internal accounting controls and auditing matters are received, they will be forwarded by our secretary to the audit committee for review.

Director Independence

We have a four-member board of directors. We do not consider Andrew Batinovich to be an independent director. Mr. Batinovich is affiliated with our advisor and property manager and currently serves as our chief executive officer. The three remaining directors comprising our current board of directors qualify as “independent directors” as defined in our charter in compliance with the requirements of the North American Securities Administrators Association’s Statement of Policy Regarding Real Estate Investment Trusts. Although our shares are not listed on any national securities exchange, we consider our three independent directors, who constitute a majority of our board of directors and all of the members of the audit committee, to be “independent” as defined by the NYSE.

Our charter provides that a majority of the directors must be “independent directors.” As defined in our charter, an “independent director” is a person who is not, on the date of determination, and within the last two years from the date of determination has not been, directly or indirectly, associated with our sponsor or our advisor by virtue of (1) ownership of an interest in our sponsor, our advisor, or any of their affiliates, other than us; (2) employment by our sponsor, our advisor, or any of their affiliates; (3) service as an officer or director of our sponsor, our advisor, or any of their affiliates, other than as one of our directors; (4) performance of services, other than as a director, for us; (5) service as a director or trustee of more than three real estate investment trusts organized by our sponsor or advised by our advisor; or (6) maintenance of a material business or professional relationship with our sponsor, our advisor, or any of their affiliates.

Nomination of Directors

We do not have a standing nominating committee or another committee performing a similar function. Our board of directors has determined that it is appropriate for us not to have a nominating committee because our four-member board of directors, which considers all matters for which a nominating committee would be responsible, has three independent directors. Each member of our board of directors participates in the consideration of nominees. Our board of directors considers many factors in connection with each candidate, including judgment, integrity, diversity, prior experience, the value of the candidate’s experience relative to the experience of other board members and the candidate’s willingness to devote substantial time and effort to board responsibilities. We do not have any minimum qualifications with respect to nominees; however, our charter requires that our affiliated directors have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by us and that at least one of our independent directors has three years of relevant real estate experience. Our board of directors does not have a formal written policy regarding the consideration of diversity in identifying director nominees. Nevertheless, considerations of diversity will continue to be important factors in identifying and recruiting new directors.

Our board of directors also will consider recommendations made by stockholders for director nominees. In order to be considered by our board of directors, recommendations made by stockholders must be submitted within the timeframe required to request a proposal to be included in the proxy materials. See “Proposals for 2016 Annual Meeting.” In evaluating the persons recommended as potential directors, our board of directors will consider each candidate without regard to the source of the recommendation and take into account those factors that our board of directors determines are relevant. Stockholders may directly nominate potential directors (without the recommendation of our board of directors) by satisfying the procedural requirements for such nomination as provided in our bylaws.

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Board Leadership Structure; Role in Risk Oversight

It is the policy of the board of directors that the role of chairman is separate from that of chief executive officer. Therefore, the positions of chairman of the board and chief executive officer are held by separate persons. In addition, the board of directors has determined that the chairman shall be independent within the meaning of the NYSE listing standards. Currently our chairman of the board is Mr. Spitzer and our chief executive officer is Mr. Batinovich. Mr. Spitzer has served as chairman of the board of directors since January 22, 2014. Prior to January 22, 2014, John B. Maier II served as chairman of the board, a position he had held since October, 2013. Mr. Batinovich was appointed our chief executive officer and as a member of our board of directors in August 2013. Our board of directors has three independent directors out of a four-member board.

The board believes that the current structure is appropriate and effective for our Company. The board believes that there are advantages to having an independent chairman of the board for matters such as communications and relations between the board, the chief executive officer, and other senior leadership; assisting the board in reaching consensus on particular strategies and policies; and facilitating robust evaluation processes for senior leadership, the board, and the chief executive officer. In addition, the board believes that the current leadership structure helps to ensure that the appropriate level of oversight, independence and responsibility is applied to all board decisions, including risk oversight. The duties of the independent chairman of the board include: chairing meetings of the board of directors and executive sessions of the independent directors; facilitating discussion outside board meetings among the independent directors on key issues and concerns; serving as non-executive conduit to the chief executive officer of views, concerns and issues of the directors; interacting with external stakeholders, outside advisors and employees at the discretion of the board; and supporting proper flow of information to the board to ensure the opportunity for effective preparation and discussion of business under consideration. The chairman serves as an information resource for the other independent directors and acts as a liaison between directors, committee chairs and management.

Our board of directors has an active role in overseeing the management of risks applicable to us and our operations. We face a number of risks, including economic risks, environmental and regulatory risks, and other risks such as the impact of competition. How well we manage these and other risks can ultimately determine our success. The board of directors manages our risk through its approval of all property acquisitions, assumptions of debt and its oversight of our executive officers and advisor. The board of directors may also establish committees it deems appropriate to address specific areas in more depth than may be possible at a meeting of our full board of directors, provided that the majority of the members of each committee are independent directors. To date, our board of directors has established an investment committee, an audit committee and a special committee.

Investment Committee

Our board of directors has a separately designated standing investment committee. Our board of directors has delegated to the investment committee (1) certain responsibilities with respect to investment in specific investments proposed by our advisor and (2) the authority to review our investment policies and procedures on an ongoing basis and recommend any changes to our board of directors. During the year ended December 31, 2014, the members of the investment committee were Anthony W. Thompson and Jeffrey S. Rogers with Mr. Thompson serving as the chairman of the investment committee. Mr. Thompson resigned from the board of directors effective January 22, 2014. Upon Mr. Thompson’s resignation no replacement was appointed to the investment committee. Currently the only member of the investment committee is Jeffrey S. Rogers.

The investment committee is currently inactive and held no meetings during the year ended December 31, 2014.

Audit Committee

Our board of directors has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, or the Exchange Act. The audit committee meets on a regular basis, at least quarterly and more frequently as necessary. The audit committee’s primary function is to assist the board of directors in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, the system of internal controls that management has established and the audit and financial reporting process. The current members of the audit committee are Phillip I. Levin, Jeffrey S. Rogers and Todd A. Spitzer, each an independent director. Mr. Levin is the designated audit committee financial expert. Mr. Levin and Mr. Spitzer are co-chairs of the audit committee.

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The audit committee operates under a written charter. A copy of the audit committee charter is available on our web site at www.srtreit.com. The audit committee held 4 meetings during the year ended December 31, 2014.

Special Committee

In July 2012, our board of directors established a special committee comprised of all of our independent directors. The special committee was primarily formed to consider the merits of continuing to engage affiliates of Thompson National Properties, LLC (“TNP”) to serve as our advisor, property manager and dealer manager. The board of directors dissolved the special committee in January 2014. The special committee had the maximum power delegable to a committee of our board of directors under Maryland law, including the authority to (1) engage its own financial and legal advisors, (2) execute, deliver and file or to cause to be executed, delivered and filed all agreements, documents and instruments in our name and on our behalf as the special committee may deem necessary, convenient or appropriate, (3) expend money on our behalf, and (4) to the maximum extent permitted by applicable law, keep private from our board of directors and our officers the minutes of its meetings and other matters. At the time of its dissolution, the members of the special committee were Phillip I. Levin, Jeffrey S. Rogers and John B. Maier II, each an independent director.

The special committee was chaired by Jeffrey S. Rogers and held 9 meetings during the year ended December 31, 2014.

Independent Auditors

On April 15, 2013, we replaced McGladrey LLP (“M&P”) with Moss Adams LLP (“Moss Adams”) as our independent registered public accounting firm, with the approval of our audit committee and our board of directors. The reports of M&P on our consolidated financial statements for the years ended December 31, 2011 and December 31, 2012 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the years ended December 31, 2011 and December 31, 2012, and through April 15, 2013, there were no disagreements with M&P on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of M&P, would have caused them to make reference thereto in their reports on the financial statements for such years. During the years ended December 31, 2012 and 2011 and the period from January 1, 2013 through April 15, 2013, the following “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the SEC, occurred:

•	During the quarter ended June 30, 2012, the Company’s management and M&P identified a significant deficiency in the Company’s internal control over financial reporting related to the Company making certain prepayments of acquisition fees and financing fees to our former investment advisor prior to the closing of the transactions to which such fees related. The Company took steps to develop additional internal controls and procedures to remediate the deficiency in the Company’s internal control over financial reporting, including: (1) the appointment of a new chief financial officer; (2) dual approval for payments of non-operating expenditures, including payments to the Company’s advisor for transactions, for which one of the approvers must be an independent director; and (3) the formation of the special committee of the Company’ board of directors comprised entirely of independent directors.

•	On August 20, 2012, in connection with the Company’s anticipated filing of Pre-Effective Amendment No. 1 to Post-Effective Amendment No. 13 to the Company’s Registration Statement on Form S-11 (File No. 333-154975) and as a result of the deficiency in the Company’s internal control over financial reporting discussed above, M&P notified the Company that it would no longer be able to rely upon the representations of Anthony W. Thompson, the Company’s chief executive officer, president and chairman of the board of directors. On August 29, 2012, the Company’s board of directors appointed Peter K. Kompaniez as the Company’s co-chief executive officer, with Mr. Thompson also to serve as co-chief executive officer. The primary responsibility of Mr. Kompaniez as the Company’s co-chief executive officer was the oversight, with the Company’s chief financial officer, of the Company’s financial reporting, disclosure controls and procedures and internal control over financial reporting and legal compliance. Effective November 9, 2012, the Company’s board of directors appointed K. Timothy O’Brien to replace Mr. Kompaniez as co-chief executive officer.

The audit committee discussed the subject matter of the foregoing reportable events with M&P. The Company has authorized M&P to respond to any inquiries from the Company’s successor independent registered certified public accounting firm, Moss Adams, concerning the subject matter of the foregoing reportable events.

The audit committee intends to engage Moss Adams as our independent auditor to audit our financial statements for the year ending December 31, 2015. The audit committee may, however, select new auditors at any time in the future in its discretion if it deems such decision to be in our best interest. Any decision to select new auditors would be disclosed to the stockholders in accordance with applicable securities laws.

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Pre-Approval Polices

The audit committee preapproves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(b) of the Exchange Act and the rules and regulations of the SEC. All services rendered by our independent registered public accounting firm for the years ended December 31, 2014 and 2013 were pre-approved in accordance with the policies and procedures described above.

Audit Fees and Non-Audit Fees

The aggregate fees billed to us for professional accounting services, including the audit of our financial statements and the non-audit fees charged to us by our independent registered public accounting firm, all of which were preapproved by the audit committee, are set forth in the table below.

	2014	2013
Audit fees (1)	$357,400	$415,420
Audit-related fees	$—	—
Tax fees	$66,350	121,628
All other fees	—	—
Total	$423,750	$537,047

(1)	All audit fees relate to services performed by Moss Adams, except for $2,400 and $25,000 related to work performed by M&P in 2014 and 2013, respectively.

For purposes of the preceding table, all professional fees are classified as follows:

•	Audit fees — These are fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by our independent auditors in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements.

•	Audit-related fees — These are fees for assurance and related services that traditionally are performed by independent auditors that are reasonably related to the performance of the audit or review of the financial statements, such as due diligence related to acquisitions and dispositions, attestation services that are not required by statute or regulation, internal control reviews, and consultation concerning financial accounting and reporting standards.

•	Tax fees — These are fees for all professional services performed by professional staff in our independent auditor’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning, and tax advice, including federal, state, and local issues. Services may also include assistance with tax audits and appeals before the Internal Revenue Service and similar state and local agencies, as well as federal, state, and local tax issues related to due diligence.

•	All other fees — These are fees for any services not included in the above-described categories, including assistance with internal audit plans and risk assessments.

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AUDIT COMMITTEE REPORT TO STOCKHOLDERS

The audit committee of the board of directors operates under a written charter adopted by the board of directors. The role of the audit committee is to oversee the Company’s financial reporting process on behalf of the board of directors, including: (1) the integrity of the Company’s financial statements and internal control over financial reporting, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, and (4) the performance of the Company’s independent auditor and internal audit function.

The Company’s management has the primary responsibility for the Company’s financial statements as well as its financial reporting process, principles and internal controls. The independent registered public accounting firm is responsible for performing an audit of the Company’s annual financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States of America. The members of the audit committee are not full-time employees of the Company and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the audit committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the audit committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the audit committee’s considerations and discussions referred to below do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company’s auditors are in fact “independent.”

In this context, in fulfilling its oversight responsibilities, the audit committee reviewed the 2014 audited financial statements with management, including a discussion of the quality and acceptability of the financial reporting and controls of the Company. The audit committee reviewed with Moss Adams, which was responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality and the acceptability of the financial statements and the matters required to be discussed under the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The audit committee received from Moss Adams the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Moss Adams’s communications with the audit committee concerning independence, and discussed with Moss Adams their independence from the Company. In addition, the audit committee considered whether Moss Adams’s provision of non-audit services is compatible with Moss Adams’s independence.

The audit committee discussed with Moss Adams the overall scope and plans for the audit. The audit committee meets periodically with Moss Adams, with and without management present, to discuss the results of their examinations and their evaluations of the overall quality of the financial reporting of the Company.

Based on the reviews and discussions described above, the audit committee recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, filed with the SEC on March 27, 2015.

Audit Committee:

Phillip I. Levin

Todd A. Spitzer

Jeffrey S. Rogers

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COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation of our Executive Officers

Generally, our executive officers have not been employed by us or received any compensation from us in exchange for their service as our executive officers. However, effective November 3, 2012, we entered into an employment arrangement with Dee R. Balch as our chief financial officer, treasurer and secretary. Prior to this time, beginning on August 15, 2012, Ms. Balch was employed by our prior advisor and was not compensated by us for serving as our chief financial officer. Ms. Balch received an annual base salary of $190,000 and, as discussed below, Ms. Balch was also eligible to receive a retention bonus and an individual performance bonus based upon her service through April 30, 2013. Ms. Balch’s employment was at will. Ms. Balch received compensation from us for performing her duties as an executive officer until she resigned from her position as our chief financial officer, treasurer and secretary effective August 9, 2013.

On May 20, 2013, we entered into an agreement with Ms. Balch regarding the remaining term of her employment with the Company and certain bonus and severance compensation payable by the Company to Ms. Balch (the “Transition Agreement”). Pursuant to the Transition Agreement, in consideration for Ms. Balch (1) continuing her employment as the Company’s chief financial officer (or such alternative position designated by the Company) until the earlier of August 15, 2013 or the filing with the SEC of the Company’s Form 10-Q for the quarter ended June 30, 2013 (such date the “Employment Termination Date”) and (2) assisting the Company and its agents with the Company’s transition of its internal accounting functions to Glenborough and the preparation of the Company’s Form 10-Q for the quarter ended June 30, 2013, the Company agreed to pay Ms. Balch certain bonus and severance pay, subject to the conditions set forth in the Transition Agreement. As further consideration for the compensation provided for by the Transition Agreement, following the Employment Termination Date and through December 31, 2013, Ms. Balch agreed to respond from time to time to inquiries with regard to the Company’s past accounting issues to the extent reasonably requested by the Company.

Pursuant to the Transition Agreement, Ms. Balch was paid a bonus of $50,000 on May 20, 2013, upon the filing with the SEC of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 and an interim bonus of $50,000 on June 30, 2013. The foregoing payments to Ms. Balch under the Transition Agreement were in addition to Ms. Balch’s normal base salary and accrued paid time off (“PTO”).

Currently, Andrew Batinovich serves as our chief executive officer and corporate secretary, and Terri Garnick serves as our chief financial officer and treasurer. We have no other executive officer positions. Neither Mr. Batinovich nor Ms. Garnick is employed by us.

The following table sets forth certain information regarding the compensation paid to our former chief financial officer for the years ended December 31, 2014 and 2013.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-equity Incentive Plan Compensation	All Other Compensation	Total

Dee R. Balch – Chief Financial Officer,	2014	$—	$—	$—	$—	$—	$—	$—
Treasurer and Secretary(1)	2013	$109,620	$88,000	$—	$—	$—	$—	$197,620

(1)	The table reflects the compensation that Ms. Balch received from us in exchange for her service as our chief financial officer, treasurer and secretary. Ms. Balch resigned from her positions effective August 9, 2013.

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Compensation of our Directors

The following table sets forth the compensation paid to our directors for the year ended December 31, 2014:

Name	Fees Earned or Paid in Cash (1)	Restricted Stock Grants (2)	All Other Compensation	Total
Phillip I. Levin	$50,000	$—	—	$50,000
John B. Maier II (3)	20,000	—	—	20,000
Jeffrey S. Rogers	40,000	—	—	40,000
Todd A. Spitzer	47,200	—	—	47,200
Anthony W. Thompson (4)	—	—	—	—
Andrew Batinovich (5)	—	—	—	—

(1)	The amounts shown in this column include fees earned for services rendered in 2014, regardless of when paid.

(2)	Reflects grants of shares of restricted common stock pursuant to our incentive award plan. The amounts shown in this column reflect the aggregate fair value computed as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.

(3)	John B. Maier II was appointed to our board of directors effective October 2, 2012. Mr. Maier resigned from the board effective January 22, 2014, but he continued to serve as chairman emeritus for a period of one year.

(4)	Effective August 9, 2013, Anthony W. Thompson was removed from his position as our co-chief executive officer and president, however, he remained a member of our board of directors until his resignation on January 22, 2014.

(5)	Andrew Batinovich does not receive compensation as a director because he serves as our chief executive officer and secretary.

Cash Compensation

All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending meetings of the board of directors. If a director is also one of our officers, we will not pay any compensation to such person for services rendered as a director.

We pay each of our independent directors an annual fee of $40,000, which fee is paid monthly in arrears and prorated for the actual period of service. We pay each of the audit committee co-chairs an additional annual fee of $10,000, which is paid monthly in arrears and prorated for the actual period of service. We do not pay any additional fees for committee service, service as chairman of the board or a committee, or attendance at board of directors or committee meetings. Under our bylaws, director compensation for 2014 and 2015 is limited to $40,000 per year, except that each chairman of the audit committee is entitled to an additional $2,500 per quarter.

John B. Maier II resigned from our board of directors effective January 22, 2014, but continued to serve as chairman emeritus for a period of one year. As part of the larger settlement agreement relating to the proxy contest in connection with the 2013 annual meeting, we agreed to pay Mr. Maier $20,000 in October 2014. We did not pay Mr. Maier any additional compensation for his service as an independent director in 2014 prior to his resignation from the board or for his service as chairman emeritus.

Equity Plan Compensation

We have reserved 2,000,000 shares of common stock for stock grants pursuant to our 2009 Long-Term Incentive Award Plan, which we refer to as the “incentive award plan.” We did not grant any equity compensation awards pursuant to the incentive award plan during the year ended December 31, 2014.

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Compensation Committee Interlocks and Insider Participation

We currently do not have a compensation committee of our board of directors or another committee performing a similar function because we do not plan to pay any compensation to our officers. There are no interlocks or insider participation as to compensation decisions.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information about our common stock that may be issued upon the exercise of options, warrants and rights under our incentive award plan, as of December 31, 2014.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (1)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders:	—	$—	1,950,000
Equity compensation plans not approved by security holders:	N/A	N/A	N/A
Total	—	—	1,950,000

(1)	One-third of the restricted stock granted to each independent director pursuant to the terms of our incentive award plan becomes non-forfeitable on the grant date and one-third of the remaining shares of restricted stock become non-forfeitable on each of the first two anniversaries of the grant date.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of June 1, 2015 for each person or group that holds more than 5% of our common stock, for each of our current directors and executive officers and for our current directors and executive officers as a group. To our knowledge, each person that beneficially owns our shares has sole voting and disposition power with regard to such shares.

Unless otherwise indicated below, each person or entity has an address in care of our principal executive offices at 400 South El Camino Real, Suite 1100, San Mateo, California 94402.

Name of Beneficial Owner (1)	Number of Shares Beneficially Owned	Percent of All Shares
Andrew Batinovich (2)	138,362	1.26%
Todd A. Spitzer	0	*
Phillip I. Levin	10,000	*
Jeffrey S. Rogers	13,944	*
Terri Garnick	0	*
All directors and executive officers as a group	162,306	1.48%

*	Less than 1% of the outstanding common stock.

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(1)	Under SEC rules, a person is deemed to be a “beneficial owner” of a security if he or she has or shares “voting power,” which includes the power to dispose of or to direct the disposition of such security. A person also is deemed to be a beneficial owner of any securities that he or she has a right to acquire within 60 days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which he or she has no economic or pecuniary interest.

(2)	Includes 138,362 shares held by Glenborough Property Partners, LLC. Mr. Batinovich may be deemed to have beneficial ownership of the shares beneficially owned by Glenborough Property Partners, LLC.

Section 16(a) Beneficial Ownership Reporting Compliance

Our directors and executive officers, and any persons holding more than 10% of our outstanding common stock, have filed reports with the SEC with respect to their initial ownership of common stock and any subsequent changes in that ownership. We believe that during 2014 each of our officers and directors complied with any applicable filing requirements. In making this statement, we have relied solely on written representations of our directors and executive officers and copies of reports that they have filed with the SEC. In 2014, no person held more than 10% of the outstanding common stock. In March 2014, Jeffrey S. Rogers, one of our independent directors, filed an amended Form 3 to report a transaction that occurred in 2011.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

The following describes all transactions and currently proposed transactions between us and any related person since January 1, 2013, in which more than $120,000 was or will be involved and such related person had or will have a direct or indirect material interest. Our independent directors are specifically charged with and have examined the fairness of such transactions to our stockholders, and (except as noted below) are of the view that all such transactions are fair and reasonable to us.

Fees and Expense Reimbursements Paid to our Former Advisor

Pursuant to the terms of our advisory agreement with our former investment advisor (“TNP Advisor”), which was in effect until August 6, 2013 (the “TNP Advisory Agreement”), we paid TNP Advisor the fees described below.

•	We paid TNP Advisor an acquisition fee of 2.5% of (1) the cost of an investment acquired directly or (2) our allocable cost of real property acquired in a joint venture, in each case including purchase price, acquisition expenses and any debt attributable to such investments. With respect to investments in and origination of real estate-related loans, we paid an origination fee to TNP Advisor in lieu of an acquisition fee. For the year ended December 31, 2013, we paid acquisition fees of $13,000 to TNP Advisor related to our investments, and as of December 31, 2014, no acquisition fees were included in amounts due to affiliates.

•	We paid TNP Advisor an origination fee of 2.5% of the amount funded by us to acquire or originate real estate-related loans, including third-party expenses related to such investments and any debt we used to fund the acquisition or origination of the real estate-related loans. We did not have to pay an acquisition fee with respect to such real estate-related loans. For the years ended December 31, 2014 and 2013, we did not pay TNP Advisor any loan origination fees.

•	We paid TNP Advisor an asset management fee monthly in an amount equal to one-twelfth of 0.6% of the sum of the aggregate cost of all assets we owned and of our investments in joint ventures, including acquisition fees, origination fees, acquisition and origination expenses and any debt attributable to such investments; provided, however, that TNP Advisor was not to be paid the asset management fee until our funds from operations exceeded the lesser of (1) the cumulative amount of any distributions declared and payable to our stockholders or (2) an amount that is equal to a 10.0% cumulative, non-compounded, annual return on invested capital for our stockholders. Upon termination of the TNP Advisory Agreement, any asset management fees that may have accumulated in arrears, but which had not been earned pursuant to the terms of the TNP Advisory Agreement, were not to be paid to TNP Advisor. For the years ended December 31, 2014 and 2013, we did not pay TNP Advisor any asset management fees.

•	We paid TNP Advisor a disposition fee of 50% of a customary and competitive real estate sales commission not to exceed 3.0% of the contract sales price of each property sold if TNP Advisor or its affiliates provided a substantial amount of services, as determined by our independent directors, in connection with the sale of real property. With respect to a property held in a joint venture, the foregoing commission was reduced to a percentage of such amounts reflecting our economic interest in the joint venture. For the year ended December 31, 2013, we paid TNP Advisor $924,000 in disposition fees. For the year ended December 31, 2014, we did not pay TNP Advisor any disposition fees.

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•	We paid TNP Advisor a financing coordination fee equal to 1.0% of the amount made available and/or outstanding in connection with (1) any financing obtained, directly or indirectly, by us or our operating partnership and used to acquire or originate investments, (2) any financing assumed, directly or indirectly, by us or our operating partnership in connection with the acquisition of investments, or (3) the refinancing of any financing obtained or assumed, directly or indirectly, by us or our operating partnership. TNP Advisor could reallow some or all of the financing coordination fee to reimburse third parties with whom TNP Advisor subcontracted to procure such financing. For the years ended December 31, 2014 and 2013, we did not pay TNP Advisor any financing fees.

•	We paid TNP Advisor a leasing commission fee for services it provided in connection with leasing our properties. The amount of such leasing fees was to be usual and customary for comparable services rendered for similar real properties in the geographic market of the properties leased. The leasing fees were in addition to the market-based fees for property management services payable to TNP Property Manager, LLC (“TNP Property Manager”), an affiliate of TNP Advisor. For the year ended December 31, 2013, we paid $143,000 in leasing commission fees to TNP Advisor or its affiliates. For the year ended December 31, 2014, we did not pay TNP Advisor any leasing commission fees.

In addition to the fees we paid to TNP Advisor pursuant to the TNP Advisory Agreement, we also reimbursed TNP Advisor for the costs and expenses described below:

•	Organization and offering costs (other than selling commissions and the dealer manager fee described below) were initially paid by TNP Advisor and its affiliates on our behalf. Such costs included legal, accounting, printing and other offering expenses, including marketing, salaries and direct expenses of certain of TNP Advisor’s employees and employees of TNP Advisor’s affiliates and others. Pursuant to the TNP Advisory Agreement, we were obligated to reimburse TNP Advisor or its affiliates, as applicable, for organization and offering costs, provided that we were not obligated to reimburse our prior advisor to the extent organization and offering costs, other than selling commissions and dealer manager fees, incurred by us exceeded 3.0% of the gross offering proceeds from our offering. Any such reimbursement could not exceed actual expenses incurred by TNP Advisor. As of December 31, 2013, cumulative organization and offering costs incurred by TNP Advisor on our behalf were $3,272,000. Pursuant to the TNP Advisory Agreement, organization and offering costs were payable by us to the extent organization and offering costs, other than selling commissions and dealer manager fees, did not exceed 3.0% of the gross proceeds of our offering. As of December 31, 2013, cumulative organization and offering costs reimbursed to TNP Advisor or paid directly by us were approximately $4,273,000, exceeding the 3.0% limit by $1,001,000. Accordingly, the excess amount was billed to TNP Advisor and included in amounts due from affiliates on the balance sheet at December 31, 2012, and subsequently paid as of January 31, 2013.

•	Subject to the 2%/25% Guidelines discussed below, we reimbursed TNP Advisor for all expenses paid or incurred by TNP Advisor in connection with the services provided to us, including personnel costs and our allocable share of other overhead of TNP Advisor such as rent and utilities; provided, however, that no reimbursement was made for costs of such personnel to the extent that personnel were used in transactions for which TNP Advisor was entitled to an acquisition, origination or disposition fee. For the years ended December 31, 2014 and 2013, our total operating expenses (as defined in our charter) did not exceed the 2%/25% Guidelines. For the year ended December 31, 2013, we incurred and paid $73,000 of administrative services to TNP Advisor. For the year ended December 31, 2014, we incurred no administrative services to TNP Advisor.

2%/25% Guidelines

As described above, under the TNP Advisory Agreement, TNP Advisor and its affiliates were entitled to reimbursement of actual expenses incurred for administrative and other services provided to us for which they do not otherwise receive a fee. However, we did not reimburse TNP Advisor or its affiliates at the end of any fiscal quarter for “total operating expenses” that, for the four consecutive fiscal quarters then ended, or the “expense year,” exceeded the greater of (1) 2% of our average invested assets or (2) 25% of our net income, which we refer to as the “2%/25% Guidelines,” and TNP Advisor was required to reimburse us quarterly for any amounts by which our total operating expenses exceed the 2%/25% Guidelines in the previous expense year.

For purposes of the 2%/25% Guidelines, “total operating expenses” means all costs and expenses paid or incurred by us, as determined under U.S. generally accepted accounting principles, that are in any way related to our operation or to corporate business, including advisory fees, but excluding (1) the expenses of raising capital such as organization and offering expenses, legal, audit, accounting, underwriting, brokerage, listing, registration, and other fees, printing and other such expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and listing of the shares, (2) interest payments, (3) taxes, (4) non-cash expenditures such as depreciation, amortization and bad debt reserves, (5) incentive fees, (6) acquisition fees and acquisition expenses, (7) real estate commissions on the sale of property, and (8) other fees and expenses connected with the acquisition, disposition, management and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair, and improvement of property).

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Our “average invested assets” for any period are equal to the average book value of our assets invested in equity interests in, and loans secured by, real estate before deducting reserves for depreciation or bad debts or other similar non-cash reserves computed by taking the average of such values at the end of each month during the period. Our “net income” for any period is equal to our total revenue less total expenses other than additions to reserves for depreciation, bad debts or other similar non-cash reserves for such period and excluding any gain from the sale of our assets for such period.

TNP Advisor was required to reimburse the excess expenses to us during the fiscal quarter following the end of the expense year unless the independent directors determined that the excess expenses were justified based on unusual and nonrecurring factors which they deemed sufficient. If the independent directors determined that the excess expenses were justified, we sent our stockholders written disclosure, together with an explanation of the factors the independent directors considered in making such a determination.

For the twelve months ended December 31, 2013 and 2014, our total operating expenses did not exceed the 2%/25% Guideline.

The TNP Advisory Agreement had a one-year term expiring August 6, 2013, subject to an unlimited number of successive one-year renewals upon mutual consent of the parties. The TNP Advisory Agreement could be terminated by us without penalty upon 60 days’ written notice. The TNP Advisory Agreement expired by its terms on August 6, 2013.

Cancellation of Special Units Owned by Former Advisor

As of December 31, 2013, we owned 96.2% of the outstanding limited partnership interests in Strategic Realty Operating Partnership, L.P., our operating partnership. We are the sole general partner of the operating partnership. As of December 31, 2012, TNP Strategic Retail OP Holdings, LLC owned 100% of the special units issued by our operating partnership. Upon the termination of TNP Advisor as our advisor on August 6, 2013, these special units were cancelled for no consideration. No distributions have ever been paid with respect to such special units.

Guaranty Fee

As part of the acquisition of the Waianae Mall, Anthony W. Thompson, our former chairman, co-chief executive officer and president, guaranteed the mortgage loan assumed by us in connection with the acquisition of the Waianae Mall. In connection with the acquisition of the mortgage loans secured by Constitution Trail, we and Mr. Thompson agreed to jointly and severally guaranty to the lender the full and prompt payment and performance of certain of obligations under the acquisition loan.

Additionally, in connection with the acquisition financing on Osceola Village, we entered into a Master Lease Agreement with TNP SRT Osceola Village Master Lessee, LLC, a wholly owned subsidiary of our operating partnership. Pursuant to the Master Lease Agreement, our former sponsor, TNP, made certain guarantees with respect to the Master Lease Agreement.

As consideration for the guaranties outlined above, we entered into reimbursement and fee agreements to provide for up-front payments and annual guaranty fee payments for the duration of the guarantee periods. For the years ended December 31, 2014 and 2013, we paid $14,000 and $28,000, respectively, in guaranty fees to TNP Advisor and its affiliates. As of December 31, 2014 and 2013, guaranty fees of approximately $1,000 and $17,000, respectively, were included in amounts due to affiliates. At December 31, 2014, the Company’s outstanding guaranty agreements related to the guarantee on the financing on Osceola Village. For the three months ended March 31, 2015, we incurred $1,000 in guaranty fees. In March 2015, we retired the outstanding notes payable related to Osceola Village resulting in the expiration of the remaining guaranty agreement.

Selling Commissions and Fees Paid to our Former Dealer Manager

The dealer manager for our initial public offering of common stock was TNP Securities, LLC (“TNP Securities”), a wholly owned subsidiary of TNP. As the dealer manager for our initial public offering, TNP Securities was entitled to certain selling commissions, dealer manager fees and reimbursements relating to our public offering. Our dealer manager agreement with TNP Securities provided for the following compensation:

•	We paid TNP Securities selling commissions of up to 7.0% of the gross offering proceeds from the sale of our shares in our primary offering, all of which could be re-allowed to participating broker-dealers. For the year ended December 31, 2013, we paid selling commissions of $12,000 to TNP Securities. For the year ended December 31, 2014, we did not pay TNP Securities any selling commissions.

•	We paid TNP Securities a dealer manager fee of 3.0% of the gross offering proceeds from the sale of our shares in the primary offering, a portion of which could be re-allowed to participating broker-dealers. For the year ended December 31, 2013, we paid dealer manager fees of $6,000 to TNP Securities. For the year ended December 31, 2014, we did not pay TNP Securities any dealer management fees.

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•	We reimbursed TNP Securities and participating broker-dealers for bona fide due diligence expenses that were included in a detailed and itemized invoice. We also reimbursed TNP Securities for legal fees and expenses, travel, food and lodging for its employees, sponsor training and education meetings, attendance fees and expense reimbursements for broker-dealer sponsored conferences, attendance fees and expenses for industry sponsored conferences, and informational seminars, subject to the limitations included in the dealer manager agreement. For the years ended December 31, 2014 and 2013, we did not reimburse TNP Securities for any of such expenses.

Property Management and Leasing Fees with Former Property Manager

In connection with the acquisitions of our properties, we, through our subsidiaries, entered into property management agreements with TNP Property Manager, an affiliate of TNP, pursuant to which TNP Property Manager served as the property manager for each of our properties (the “TNP Property Management Agreements”). TNP Property Manager supervised, managed, operated, and maintained each property on the terms and conditions set forth in the TNP Property Management Agreements. We paid TNP Property Manager an annual management fee of up to 5.0% of such property’s gross revenues (as defined in the TNP Property Management Agreements). In certain instances, TNP Property Manager entered into sub-management agreements with local third-party sub-managers, pursuant to which such sub-manager received a fee in connection with its services. For the year ended December 31, 2013, we paid TNP Property Manager $862,000 in property management fees and $163,000 was included in amounts due to affiliates at December 31, 2013. For the year ended December 31, 2014, we did not pay TNP Property Manager any property management fees, and there were no property management fees included in amounts due to affiliates at December 31, 2014.

The TNP Property Management Agreements each purported to have a 20-year term. We consider this to have been commercially unreasonable, we do not believe these provisions received informed approval from our independent directors, and we believe these provisions were violative of the Company’s charter. The Company terminated the TNP Property Management Agreements effective August 9, 2013.

Consulting Agreement with Glenborough

In December 2012, the Company entered into a consulting agreement with Glenborough to assist the Company with the process of transitioning to a new external advisor (the “Consulting Agreement”). Pursuant to the Consulting Agreement, the Company paid Glenborough a monthly consulting fee and reimbursed Glenborough for its reasonable out-of-pocket expenses. From December 2012 through April 2013, the Company agreed to pay Glenborough a monthly consulting fee of $75,000 pursuant to the Consulting Agreement. Effective May 1, 2013, the Company and Glenborough amended the Consulting Agreement to expand the services provided to the Company by Glenborough to include accounting services and increase the monthly consulting fee payable to Glenborough to $90,000. On August 10, 2013, in connection with the execution of the advisory agreement with SRT Advisor, LLC (“SRT Advisor”), the Company terminated the Consulting Agreement. Upon the signing of the advisory agreement with SRT Advisor, Glenborough rebated to the Company $150,000 in consulting fees previously paid to Glenborough.

Fees Paid to our Advisor

Pursuant to the terms of our advisory agreement with SRT Advisor, which we entered into in August 2013 (the “SRT Advisory Agreement”), we pay SRT Advisor the fees described below, subject to certain limitations set forth in the SRT Advisory Agreement and the Company’s charter.

•	We pay SRT Advisor an acquisition fee equal to 1.0% of (1) the cost of each investment acquired directly by us or (2) our allocable cost of an investment acquired pursuant to a joint venture, in each case including purchase price, acquisition expenses and any debt attributable to such investments. For the years ended December 31, 2014 and 2013, we did not pay SRT Advisor any acquisition fees. For the three months ended March 31, 2015, we did not incur any acquisition fees.

•	We pay SRT Advisor an origination fee equal to 1.0% of the amount funded by us to acquire or originate real estate-related loans, including any acquisition expenses related to such investment and any debt used to fund the acquisition or origination of the real estate-related loans. We will not pay an origination fee to SRT Advisor with respect to any transaction pursuant to which we are required to pay SRT Advisor an acquisition fee. For the years ended December 31, 2014 and 2013, we did not pay SRT Advisor any origination fees. For the three months ended March 31, 2015, we did not incur any origination fees.

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•	We pay SRT Advisor a financing coordination fee equal to 1.0% of the amount made available and/or outstanding under any (1) financing obtained or assumed, directly or indirectly, by us or our operating partnership and used to acquire or originate investments, or (2) the refinancing of any financing obtained or assumed, directly or indirectly, by us or our operating partnership. For the year ended December 31, 2014, we paid SRT Advisor a financing coordination fee of $300,000. For the year ended December 31, 2013, we did not pay SRT Advisor any financing coordination fees. For the three months ended March 31, 2015, we paid SRT Advisor a financing coordination fee of $32,300.

•	We pay SRT Advisor a disposition fee of up to 50.0% of a competitive real estate commission, but not to exceed 3.0% of the contract sales price, in connection with the sale of an asset in which SRT Advisor or any of its affiliates provides a substantial amount of services, as determined by our independent directors. For the year ended December 31, 2014, we paid SRT Advisor $268,000 in disposition fees. For the year ended December 31, 2013, we paid SRT Advisor $105,000 in disposition fees. For the three months ended March 31, 2015, we incurred $525,000 in disposition fees to SRT Advisor.

•	We pay SRT Advisor an asset management fee equal to a monthly fee of 1/12th of 0.6% of the higher of (1) aggregate cost on a GAAP basis (before non-cash reserves and depreciation) of all investments we own, including any debt attributable to such investments or (2) the fair market value of our investments (before non-cash reserves and deprecation) if our board has authorized the estimate of a fair market value of our investments; provided, however, that the asset management fee will not be less than $250,000 in the aggregate during any one calendar year. For the year ended December 31, 2014, SRT Advisor earned $1,320,000 in asset management fees, and there was no amount included in amounts due to affiliates at December 31, 2014. For the year ended December 31, 2013, SRT Advisor earned $601,000 in asset management fees and $179,000 was included in amounts due to affiliates at December 31, 2013. For the three months ended March 31, 2015, we incurred $320,000 in asset management fees.

In addition to the fees we will pay to SRT Advisor, we or our operating partnership will pay directly, or reimburse SRT Advisor for, certain third-party expenses paid or incurred by SRT Advisor or its affiliates in connection with the services SRT Advisor provides pursuant to the SRT Advisory Agreement, subject to certain limitations as set forth in the SRT Advisory Agreement. Those limitations include, after the first four fiscal quarters following SRT Advisor’s engagement, the 2%/25% limitations discussed below with respect to certain general and administrative expenses. In addition, under the SRT Advisory Agreement, to the extent that SRT Advisor or any affiliate receives fees from any of our subsidiaries for services rendered to such subsidiary, then the amount of such fees will be offset against any amounts due to SRT Advisor for the same services. For the year ended December 31, 2014, we incurred $72,000 of reimbursed administrative services to SRT Advisor, and there were no administrative services amounts due to affiliates at December 31, 2014. For the year ended December 31, 2013, we incurred $48,000 of reimbursed administrative services to SRT Advisor and $5,000 was included in amounts due to affiliates at December 31, 2013. For the year ended December 31, 2014, there were no consulting and accounting fees incurred by SRT Advisor or its affiliates. For the year ended December 31, 2013, we incurred $446,000 in consulting and accounting fees paid to SRT Advisor or its affiliates. For the three months ended March 31, 2015, we did not incur any administrative services fees to SRT Advisor or any consulting and accounting fees to SRT Advisor or its affiliates.

2%/25% Guidelines

Under the SRT Advisory Agreement, SRT Advisor and its affiliates are entitled to reimbursement of actual expenses incurred for certain administrative and other services provided to us for which they do not otherwise receive a fee. We will not reimburse SRT Advisor for any of its personnel costs or other overhead costs except for customary reimbursements for personnel costs under property management agreements entered into between our operating partnership and SRT Advisor or its affiliates. After the first four fiscal quarters following SRT Advisor’s engagement, we will not reimburse SRT Advisor or its affiliates at the end of any fiscal quarter in which “total operating expenses” for the four consecutive fiscal quarters then ended, or the expense year, exceed the greater of (1) 2% of our average invested assets or (2) 25% of our net income for such expense year, which we refer to as the “2%/25% Guidelines.” SRT Advisor is required to reimburse us quarterly for any amounts by which our total operating expenses exceed the 2%/25% Guidelines in the previous expense year (the “Excess Amount”), or we may elect to subtract such Excess Amount from the “total operating expenses” for the subsequent fiscal quarter.

For purposes of the 2%/25% Guidelines, “total operating expenses” means all costs and expenses paid or incurred by us, as determined under U.S. generally accepted accounting principles, that are in any way related to our operation or to corporate business, including advisory fees, but excluding (1) the expenses of raising capital such as legal, audit, accounting, underwriting, brokerage, listing, registration, and other fees, printing and other such expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and listing of the shares, (2) interest payments, (3) taxes, (4) non-cash expenditures such as depreciation, amortization and bad debt reserves, (5) incentive fees, (6) acquisition fees, origination fees and acquisition expenses, (7) real estate commissions on the sale of property, and (8) other fees and expenses connected with the acquisition, disposition, management and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair, and improvement of property). For purposes of calculating the Excess Amount, total operating expenses” will not include (a) amounts (i) paid to TNP Advisor or its affiliates related to or in connection with the termination of the TNP Advisory Agreement, the dealer manager agreement, or any property management agreements or other agreements with TNP Advisor or its affiliates, or (ii) amounts incurred in connection with the termination of the agreements described in the foregoing clause (i), including, without limitation, attorney’s fees, litigation costs and expenses and amounts paid in settlement (but excluding costs associated with obtaining lender approvals to any such termination and engagement of SRT Advisor or its affiliates as a replacement under such agreements), and (b) “total operating expenses” incurred prior to the date of the execution of the SRT Advisory Agreement.

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Our “average invested assets” for any period are equal to the average book value of our assets invested in equity interests in, and loans secured by, real estate before deducting reserves for depreciation or bad debts or other similar non-cash reserves, computed by taking the average of such values at the end of each month during the period. Our “net income” for any period is equal to our total revenues less total expenses other than additions to reserves for depreciation, bad debts or other similar non-cash reserves and excluding any gain from the sale of our assets for such period.

SRT Advisor is required to reimburse the Excess Amount to us during the fiscal quarter following the end of the expense year unless (1) we elect to subtract the Excess Amount from the “total operating expenses” for the subsequent fiscal quarter, or (2) the independent directors determine that the excess expenses are justified based on unusual and nonrecurring factors which they deem sufficient. If the independent directors determine that the excess expenses are justified, the Excess Amount may be carried over and included in “total operating expenses” in subsequent expense years and we will send our stockholders written disclosure, together with an explanation of the factors the independent directors considered in making such a determination. The determination will also be reflected in the minutes of the board of directors.

Issuance of Special Units to Advisor

Pursuant to the SRT Advisory Agreement, in April 2014 we caused our operating partnership to issue to SRT Advisor a separate series of limited partnership interests of our operating partnership in exchange for a capital contribution to our operating partnership of $1,000. The terms of the special units entitle SRT Advisor to (i) 15% of our net sale proceeds upon disposition of our assets after our stockholders receive a return of their investment plus a 7% cumulative, non-compounded rate of return or (ii) an equivalent amount in the event we list our shares of common stock on a national securities exchange or upon certain terminations of the SRT Advisory Agreement after our stockholders are deemed to have received a return of their investment plus a 7% cumulative, non-compounded rate of return.

Capital Infusion by Affiliate of Advisor

To enable us to meet our short-term liquidity needs for operations, as well as to build working capital for future operations, we determined that we needed to obtain a cash infusion of approximately $1.5 to $2 million on or before July 15, 2013. In considering the available options for securing such cash infusion, we noted that all of the Company’s real property assets were encumbered with secured financing obligations, which would have restricted the Company’s ability to obtain secondary or junior financing secured by the assets. We also considered the sale of real property assets as a means of raising cash, but concluded that (1) the timing and uncertainty of such sales was disadvantageous, (2) the sale of properties with secured debt outside the Company’s existing line of credit with KeyBank (the “KeyBank Loan”) would have resulted in significant prepayment penalties to retire current debt and (3) the sale of properties securing the KeyBank Loan would not have resulted in net proceeds to the Company because, pursuant to the terms of the KeyBank Loan, at the time all of the sales proceeds would be required to be used to pay down the KeyBank Loan. We elected not to pursue third-party unsecured financing because such financing would have likely carried a relatively high interest rate. Further, any new financing would have required the consent of KeyBank. After considering the foregoing options, we ultimately approved a cash infusion of $1,929,088 in the form of an equity investment in SRT Secured Holdings, LLC (“SRT Holdings”), the Company’s wholly owned subsidiary, by SRT Secured Holdings Manager, LLC, (“SRT Manager”), an affiliate of Glenborough, as described below. As discussed below, under the agreement SRT Manager exercised control over the day-to-day business of SRT Holdings, provided that the Company retained control over certain major decisions with regard to property sales, acquisition, leasing and financing. We believed that, in addition to the benefits of obtaining the required infusion of working capital for the Company, the transition in day-to-day management of SRT Holdings might strengthen the Company’s position in ongoing negotiations with KeyBank with regard to an extension of the Company’s forbearance agreement with KeyBank and the restructuring of the KeyBank Loan. The approval of KeyBank was obtained with respect to the transaction.

On July 9, 2013, SRT Manager acquired a 12% membership interest in SRT Holdings pursuant to a Membership Interest Purchase Agreement (the “Purchase Agreement”) by and among SRT Manager, SRT Holdings, the Company and the Company’s operating partnership. As of December 31, 2014, SRT Manager owned a 8.33% membership interest in SRT Holdings, and SRT Holdings owned two of the 15 multi-tenant retail properties in the Company’s property portfolio. For information regarding subsequent events affecting the ownership of SRT Holdings see “Transfer of Constitution Trail to SRT Holdings” and “Oaktree Joint Venture” below.

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Pursuant to the Purchase Agreement, SRT Manager contributed $1,929,088 to SRT Holdings in exchange for its membership interest. Following the acquisition of the 12% membership interest by SRT Manager, the remaining 88% membership interest in SRT Holdings was held by us, through our operating partnership. The Company also agreed to jointly and severally indemnify SRT Holdings and SRT Manager and their respective affiliates from and against any liabilities, damages, costs or expenses (including legal fees) resulting from or related to the termination of the management agreements between SRT Holdings or its subsidiaries and TNP Property Manager.

In connection with the acquisition of the membership interest in SRT Holdings by SRT Manager, SRT Manager and the operating partnership entered into the First Amended and Restated Limited Liability Company Agreement of SRT Holdings (the “Operating Agreement”) in July 2013. The day-to-day business, property and affairs of SRT Holdings were under the management and control of SRT Manager, as the sole manager of SRT Holdings (the “Manager”). The Operating Agreement provided us with consent rights with respect to certain major decisions. The Manager could be removed for conduct constituting fraud, deceit, gross negligence, reckless or intentional misconduct or a knowing violation of law.

Pursuant to the Operating Agreement, we had the right, at any time, to initiate a buy-sell option with respect to the interests in SRT Holdings (the “Buy Sell Option”). SRT Manager could not exercise this Buy Sell Option. If we elected to exercise the Buy Sell Option, SRT Manager would have 30 days from the receipt of the option notice to elect to either (1) purchase our membership interest in SRT Holdings for the Distribution Amount (as defined below) allocable to us on the closing date or (2) sell its membership interest to us for the Distribution Amount allocable to SRT Manager on the closing date. The “Distribution Amount” would be an amount equal to the respective amounts that would be received by the members pursuant to the Operating Agreement (subject to adjustment on the closing date for outstanding cash balances, accounts payable and accounts receivable) in the event that SRT Holdings sold all of its properties and assets for the net asset value of the properties and assets (based upon third-party appraisals) free and clear of all liabilities other than then-existing mortgage loans and distributed the net proceeds from such sale to the members pursuant to the Operating Agreement, assuming that SRT Holdings had paid all liabilities and any and all applicable transfer taxes, document stamps, or similar fees.

Pursuant to the terms of the Operating Agreement, not less often than quarterly, after having made provisions for adequate cash reserves for current and future operating and working capital, SRT Manager would make distributions of available operating cash to the members in proportion to the members’ interests in SRT Holdings. In the event of the disposition or refinancing of a property, the net proceeds thereof would be distributed to the members within 30 days as follows: (1) first, to SRT Manager until it has received its previously unreturned capital contributions with respect to such property; (2) second, to SRT Manager until it has achieved a 7% internal rate of return with respect to its capital contributions with respect to such property; (3) next, to us until we have received our previously unreturned capital contributions with respect to such property; and (4) next, to all members in proportion to their respective membership interests.

The Operating Agreement further provided that, in the event a proposed disposition of a property (a “Proposed Disposition”) was approved by one member but failed to receive the required unanimous approval of all members, SRT Manager would notify the non-consenting member (the “Non-Consenting Member”) in writing and the Non-Consenting Member would have a right of first opportunity (the “ROFO”) to acquire the property that is the subject of the Proposed Disposition. If the Non-Consenting Member failed to deliver an offer for such property within 30 days’ notice, SRT Manager could pursue the Proposed Disposition on behalf of SRT Holdings. If the Non-Consenting Member did provide an offer, SRT Manager would have 10 business days from receipt of the offer to accept or reject the offer. If SRT Manager rejected the offer from the Non-Consenting Member, the property would be marketed for sale to unrelated third parties at a price in excess of the offer from the Non-Consenting Member, as set forth in the Operating Agreement.

Pursuant to the Operating Agreement, SRT Manager or its affiliates were entitled to receive the following fees from SRT Holdings:

•	An acquisition fee payable for services rendered in connection with the selection, investigation and acquisition of investments by SRT Holdings. The total amount of the acquisition fees payable to SRT Manager or its affiliates equaled 1.0% of the cost of all investments, including acquisition expenses and any debt attributable to the investments.

•	A financing coordination fee payable for services rendered in connection with any financing obtained or assumed, directly or indirectly, by SRT Holdings or its subsidiaries and used to acquire investments, or the refinancing of any financing obtained or assumed, directly or indirectly, by SRT Holdings or its subsidiaries, in an amount equal to 1.0% of the amount made available or outstanding under any such financing or refinancing.

•	A disposition fee payable for services rendered in connection with the sale or transfer of any assets of SRT Holdings in an amount equal to up to 50% of a competitive real estate commission, but not to exceed 1.0% of the contract sales price.

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•	A monthly asset management fee payable for services rendered in connection with the management of SRT Holdings’ assets in an amount equal to 1/12th of 0.6% of the higher of (1) the aggregate cost of all investments SRT Holdings owns, including the debt attributable to such investments, or (2) the fair market value of all investments SRT Holdings owns.

In addition to the foregoing fees, SRT Manager or its affiliates were entitled to compensation for property management services pursuant to property management agreements between the Company, SRT Holdings and SRT Manager or its affiliates. In addition, under the SRT Advisory Agreement, to the extent that SRT Manager received fees from any of our subsidiaries for services rendered to such subsidiary, then the amount of such fees would be offset against any amounts due to SRT Advisor for the same services.

In connection with the Company’s entry into the Oaktree Joint Venture, as discussed further below under “Oaktree Joint Venture,” SRT Holdings sold its two properties to the Oaktree Joint Venture. Pursuant to the Operating Agreement, the proceeds from the sale were distributed to the members of SRT Holdings. As a result, on March 12, 2015 SRT Holdings paid SRT Manager $2,102,000 in full redemption of its 8.33% membership interest in SRT Holdings.

Transfer of Constitution Trail to SRT Holdings

On August 4, 2014, the operating partnership, SRT Holdings, TNP SRT San Jacinto, LLC, at the time a wholly owned subsidiary of SRT Holdings, TNP SRT Aurora Commons, LLC, at the time a wholly owned subsidiary of SRT Holdings, and SRT Constitution Trail, LLC, at the time a wholly owned subsidiary of SRT Holdings (collectively, the “Borrowers”), entered into an Amended and Restated Revolving Credit Agreement (the “Amended and Restated Credit Facility”) with KeyBank to amend and restate the prior KeyBank credit facility in its entirety and to establish a new revolving credit facility with an initial maximum aggregate commitment of $30,000,000. On August 4, 2014, as required by the Amended and Restated Credit Facility, the operating partnership contributed 100% of its sole membership interest in SRT Constitution Trail, LLC, which owns the retail shopping center development commonly known as Constitution Trail, located in Normal, Illinois (“Constitution Trail”), to SRT Holdings (the “Constitution Transaction”). Prior to the Constitution Transaction, the operating partnership owned 88% of the membership interests in SRT Holdings and SRT Manager owned 12% of the membership interests in SRT Holdings. Following the Constitution Transaction, the operating partnership owned 91.67% of the membership interests in SRT Holdings and SRT Manager owned 8.33% of the membership interests in SRT Holdings. For purposes of calculating the revised membership interests in SRT Holdings, the parties used the third-party valuations for Constitution Trail and other assets held by SRT Holdings that were obtained in connection with the publication of an estimated value per share by the Company in July 2014.

The Company is providing a guaranty of all of the obligations of the Borrowers under the Amended and Restated Credit Facility and all other loan documents in connection with the Amended and Restated Credit Facility. The Company also paid Glenborough a financing coordination fee of $300,000 in connection with the Amended and Restated Credit Facility.

Oaktree Joint Venture

Entry into Joint Venture Agreement

On March 11, 2015, the Company, through a wholly owned subsidiary, entered into the Limited Liability Company Agreement of SGO Retail Acquisition Venture, LLC (the “Joint Venture Agreement”) to form a joint venture with Grocery Retail Grand Avenue Partners, LLC, a subsidiary of Oaktree Real Estate Opportunities Fund VI, L.P. (“Oaktree”), and GLB SGO, LLC, a wholly owned subsidiary of Glenborough Property Partners, LLC (“GPP” and together with the Company and Oaktree, the “Members”). GPP is an affiliate of Glenborough and an affiliate of SRT Advisor.

The Joint Venture Agreement provides for the ownership and operation of SGO Retail Acquisition Venture, LLC (the “Joint Venture”), in which the Company owns a 19% interest, GPP owns a 1% interest, and Oaktree owns an 80% interest. In exchange for ownership in the Joint Venture, the Company contributed $4.5 million to the Joint Venture, which amount was credited against the Company’s sale of the Initial Properties (as defined below) to the Joint Venture (as described below), GPP contributed $0.2 million to the Joint Venture, and Oaktree contributed $19.1 million to the Joint Venture. The Company advanced $7.0 million to Oaktree to finance Oaktree’s capital contribution to the Joint Venture in exchange for a recourse demand note from Oaktree at a rate of 7% interest. The Company has the right to call back the advanced funds upon 12 days written notice. The Company’s intention is to deploy the cash proceeds of this transaction into future acquisitions. The Company negotiated for this loan structure in order to maximize short-term returns and minimize short-term dilution related to the use of the Joint Venture proceeds pending their reinvestment.

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Pursuant to the Joint Venture Agreement, GPP will manage and conduct the day-to-day operations and affairs of the Joint Venture, subject to certain major decisions set forth in the Joint Venture Agreement that require the consent of at least two members, one of whom must be Oaktree. Income, losses and distributions will generally be allocated based on the members’ respective ownership interests. Additionally, in certain circumstances described in the Joint Venture Agreement, the members may be required to make additional capital contributions to the Joint Venture, in proportion to the members’ respective ownership interests.

Pursuant to the Joint Venture Agreement, the Joint Venture will pay GPP a monthly asset management fee equal to a percentage of the aggregate investment value of the property owned by the Joint Venture in the preceding month. In addition, if Oaktree has received a 12% internal rate of return on its capital contribution, then promptly following the sale of the last of the Initial Properties, the Joint Venture will pay GPP a disposition fee equal to one percent of the aggregate net sales proceeds received by the Joint Venture from the sales of the Initial Properties.

The Joint Venture will make distributions of net cash flow to the Members no less than quarterly, if appropriate. Distributions will be pro rata to the Members in proportion to their respective ownership interests in the Joint Venture until the Members have received a 12% internal rate of return on their capital contribution. Thereafter distributions will be 5% to the Company, 5% to GPP and the balance to the Company, GPP and Oaktree pro rata in proportion to each Member’s respective ownership interests in the Joint Venture until Oaktree has received aggregate distributions in an amount necessary to provide Oaktree with the greater of a 17% internal rate of return on its capital contribution and a 1.5 equity multiple on its capital contribution. Distributions will then be 12.5% to the Company, 5% to GPP and the balance to the Company, GPP and Oaktree pro rata in proportion to each Member’s respective ownership interests in the Joint Venture until Oaktree has received aggregate distributions in an amount necessary to provide Oaktree with the greater of a 22% internal rate of return on its capital contribution and a 1.75 equity multiple on its capital contribution (the “Promoted Returns”). Distributions will then be 20% to the Company, 5% to GPP and the balance to the Company, GPP and Oaktree pro rata in proportion to each Member’s respective ownership interests in the Joint Venture. The portion of the Promoted Returns payable to GPP are referred to herein as the “GPP Incentive Fee.” The portion of the Promoted Returns payable to the Company are referred to herein as the Company’s “Earn Out.” As a part of the negotiations for the Joint Venture, Glenborough agreed to reduce certain property management and related charges payable by the Joint Venture from levels that were in place for these assets when held by the Company; the GPP Incentive Fee was implemented in order to provide GPP and its affiliates with an opportunity to recoup those reductions should the Joint Venture assets perform well financially.

The Joint Venture structure, as originally discussed between Oaktree and the Company, contemplated that the Company would be a 20% participant in the Joint Venture and that the Company or one of its subsidiaries would serve as managing member of the Joint Venture. Under that proposed structure, Oaktree required that it have the right to restrict our ability to terminate SRT Advisor during the term of the Joint Venture. This was not acceptable to the Company’s board of directors, including all of the independent directors, or SRT Advisor. Further, the Promoted Returns would be at risk if Glenborough as property manager or SRT Advisor committed certain defaults under the transaction documents, or failed to achieve certain financial results within the Joint Venture. These same triggers could also have resulted in giving Oaktree the right to remove the Company as managing member from the Joint Venture. This would have put the Company at risk of potentially losing the Promoted Returns and its position as managing member of the Joint Venture based on the actions of SRT Advisor as it managed the day-to-day operations of the Joint Venture on the Company’s behalf. Neither of these provisions were acceptable to the Company’s board of directors, including all of the independent directors, or SRT Advisor; accordingly the Company’s board of directors, including all of the independent directors, endorsed a structure whereby GPP agreed to pay cash to become a 1% managing member, and put that position and the GPP Incentive Fee at risk of removal/forfeiture, while insulating the Company’s 19% position and its Earn Out from those risks, while further permitting the board of directors to retain full discretion over the continued employment of SRT Advisor.

Entry into Property Management Agreement

On March 11, 2015, the Joint Venture, through its wholly owned subsidiaries, also entered into a Property Management Agreement with Glenborough (the “Property Management Agreement”), pursuant to which Glenborough will act as the property manager for the Initial Properties and will have responsibility for the day-to-day management, operation and maintenance of the Initial Properties. The initial term of the Property Management Agreement will continue for so long as the Joint Venture owns the Initial Properties and Glenborough owns at least a 0.5% interest in the Joint Venture, and provided that no event of default by Glenborough or any of its affiliates under the Joint Venture Agreement exists and Glenborough has not been removed as the managing member of the Joint Venture pursuant to the Joint Venture Agreement.

Under the Property Management Agreement, Glenborough will receive fees for its services as set forth below:

•	Management fee. Glenborough earns a monthly management fee equal to 3.0% of the gross revenues collected from the operation of each property.

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•	Construction management fee. Glenborough earns a construction management fee (on a project-by-project basis) for any construction projects the cumulative cost of which, as defined in the Property Management Agreement, exceed $25,000. The construction management fee is equal to: (i) five percent (5.0%) of the first $300,000 of the cumulative costs; (ii) four percent (4.0%) of the cumulative costs which exceed $300,000 but are less than or equal to $500,000; and (iii) three percent (3.0%) of all cumulative costs in excess of $500,000.

•	Leasing commissions. Glenborough earns leasing commissions equal to: (i) six percent (6.0%) of base rent for the first one hundred twenty (120) months of the initial term for new leases procured by Glenborough and expansions of existing leases, and (ii) three percent (3.0%) of base rent for the first one hundred twenty (120) months of the renewal term for extensions and renewals of existing leases. In certain circumstances, pursuant to the Property Management Agreement, if the foregoing leasing commission structure is not the structure that is commonly used in a particular market area where a property is located, then the Joint Venture and Glenborough may use an alternative leasing commission structure that is commonly used in such market area. It is expected that Glenborough will pay out some or all of these leasing commissions to third-party brokers who participate in the leasing process.

Sale of Initial Properties to Joint Venture

On March 11, 2015, as part of the formation of the Joint Venture, the Company, through TNP SRT Osceola Village, LLC, its indirect wholly owned subsidiary, SRT Constitution Trail, LLC, a wholly owned subsidiary of SRT Holdings, and TNP SRT Aurora Commons, LLC, a wholly owned subsidiary of SRT Holdings, entered into a Purchase and Sale Agreement effective March 11, 2015 to sell the multitenant retail property located in Kissimmee, Florida commonly known as the Osceola Village (“Osceola Village”), the retail shopping center development located in Normal, Illinois commonly known as Constitution Trail (“Constitution Trail”), and the multitenant retail center and office property located in Aurora, Ohio commonly known as the Aurora Commons (“Aurora Commons” and together with Osceola Village and Constitution Trail, the “Initial Properties”) to the Joint Venture. At the time of the sale SRT Holdings was jointly owned by the Company’s operating partnership and SRT Manager, an affiliate of Glenborough. As discussed above under “Capital Infusion by Affiliate of Advisor,” SRT Holdings distributed the proceeds of the sale of the Initial Properties to its members. As a result, on March 12, 2015 SRT Holdings paid SRT Manager $2,102,000 in full redemption of its 8.33% membership interest in SRT Holdings.

The closing of the sale was conditioned on the Joint Venture issuing us a 19% membership interest and GPP a 1% membership interest in the Joint Venture. The cash sale price for the Initial Properties was $22.0 million for Osceola Village, $23.1 million for Constitution Trail, and $8.5 million for Aurora Commons. Gross proceeds from the sale totaled $53.6 million of which $36.3 million was used to pay off the notes payable balances associated with the Initial Properties, and $4.5 million used as the Company’s capital contribution to the Joint Venture. As discussed above, another $7.0 million was loaned to Oaktree on a short-term demand note basis to enhance the Company’s short-term returns related to the proceeds of the Joint Venture, and the note receivable asset and the remaining net proceeds, after the payment of closing costs and expenses, of $3.8 million are available to the Company as working capital and/or the possible acquisition of additional real estate assets.

Property Management Agreements with Glenborough

In connection with our transition to our advisor, SRT Advisor, Glenborough and wholly owned subsidiaries of our operating partnership entered into property and asset management agreements with respect to each of our then-current properties (the “Glenborough Property Management Agreements”). Glenborough has been the Company’s property manager since August 2013. Glenborough is a privately held full-service real estate investment and management company focused on the acquisition, management and leasing of high quality commercial properties. Glenborough and its predecessor entities have over three decades of experience in the commercial real estate industry. Pursuant to the Glenborough Property Management Agreements, Glenborough will supervise, manage, lease, operate and maintain each of our properties. For the year ended December 31, 2014, we paid Glenborough $857,000 in property management fees, and no property management fees were included in amounts due to affiliates at December 31, 2014. For the year ended December 31, 2013, we paid Glenborough $339,000 in property management fees, and $78,000 was included in amounts due to affiliates at December 31, 2013. For the three months ended March 31, 2015, we incurred $201,000 in property management fees.

Pursuant to each Glenborough Property Management Agreement, we pay Glenborough the following fees, subject to certain limitations:

•	An annual property management fee equal to 4.0% of the “gross revenue” (as defined in the Glenborough Property Management Agreements) of the property subject to the Glenborough Property Management Agreement.

•	In connection with coordinating and facilitating all construction, including all maintenance, repairs, capital improvements, common area refurbishments and tenant improvements, on a project-by-project basis, a construction management fee equal to 5.0% of the hard costs for the project in question.

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•	A market-based leasing fee for the leases of new tenants, and for expansions, extensions and renewals of existing tenants.

•	A market-based legal leasing fee for the negotiation and production of new leases, renewals and amendments.

Each Glenborough Property Management Agreement has an initial term of one year and will automatically renew for successive one-year terms unless either party provides written notice to the other party at least 30 days’ prior to the expiration of the then-current term. We have the right to terminate each Glenborough Property Management Agreement upon 30 days’ written notice to Glenborough for cause. In addition, we have the right to terminate each Glenborough Property Management Agreement for any reason upon 60 days’ written notice to Glenborough at any time after the end of the first year of the term of the property management agreement.

GPP Purchase of Company Securities

On January 24, 2014, Glenborough Property Partners, LLC (“GPP”), an affiliate of SRT Advisor, purchased 22,222 and 111,111 shares of the Company’s common stock from TNP and Sharon D. Thompson, respectively, for $8.00 per share. This transaction was part of the larger settlement agreement relating to the proxy contest in connection with the 2013 annual meeting and was not considered an arm’s length transaction. Therefore, the share purchase price may not reflect a market price or value for the Company’s common stock.

Related-Party Loans

Morrison Crossing

In March 2012, we reimbursed TNP Advisor $240,000 related to a non-refundable earnest deposit incurred by an affiliate of TNP Advisor in 2010 on a potential acquisition commonly known as Morrison Crossing. We subsequently determined the reimbursement was non-reimbursable since the acquisition was not one that was approved by our board of directors in 2010 and accordingly, we recorded the amount as a receivable from TNP Advisor and recorded a provision to reserve the entire amount at December 31, 2012. In May 2013, we settled with TNP Advisor and determined not to seek reimbursement from TNP Advisor for the amount previously paid.

Glenborough Property Partners Loan

In September 2013, we borrowed $500,000 from GPP, an affiliate of SRT Advisor, pursuant to an unsecured promissory note by the Company in favor of GPP (the “GPP Loan”). The GPP Loan carried an interest rate of 7% per annum and maturity date of February 28, 2014. We repaid the GPP Loan and accrued interest in full, without penalty, in December 2013. For the year ended December 31, 2013, we paid $13,000 of interest on the GPP Loan.

Policies and Procedures for Conflict Resolution and Review of Related-Party Transactions

We are subject to potential conflicts of interest arising out of our relationship with our advisor and its affiliates. These conflicts may relate to compensation arrangements, the allocation of investment opportunities, the terms and conditions on which various transactions might be entered into by us and our advisor or its affiliates and other situations in which our interests may differ from those of our advisor or its affiliates. We have adopted the procedures set forth below to address these potential conflicts of interest.

Priority Allocation of Investment Opportunities

Pursuant to the TNP Advisory Agreement, TNP Advisor agreed that we would have the first opportunity to acquire any investment in an income-producing retail property identified by TNP or TNP Advisor that met our investment criteria, for which we had sufficient uninvested funds. With respect to potential non-retail property investments, in the event that an investment opportunity became available that was suitable, under all of the factors considered by TNP Advisor, for both us and TNP or its affiliates, and for which more than one of these entities has sufficient uninvested funds, then the entity that has had the longest period of time elapse since it was offered an investment opportunity will first be offered such investment opportunity. TNP Advisor would make this determination in good faith.

Pursuant to the SRT Advisory Agreement, SRT Advisor agrees that we will have the first opportunity to acquire any investment in an income-producing retail property identified by SRT Advisor that meets our investment criteria, for which we have sufficient uninvested funds. With respect to potential non-retail property investments, in the event that an investment opportunity becomes available that is suitable, under all of the factors considered by SRT Advisor, for both us and one or more other affiliates of SRT Advisor, and for which more than one of these entities has sufficient uninvested funds, then the entity that has had the longest period of time elapse since it was offered an investment opportunity will first be offered such investment opportunity. SRT Advisor makes this determination in good faith.

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Our board of directors, including the independent directors, has a duty to ensure that the method used by our advisor for the allocation of the acquisition of real estate assets by two or more affiliated programs seeking to acquire similar types of real estate assets is reasonable and is applied fairly to us.

Independent Directors

Our charter requires that the independent directors review and approve all transactions between us and our advisor, any of our officers or directors or any of their affiliates. Prior to entering into a transaction with a related party, a majority of the directors must conclude that the transaction is fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties. However, the independent directors may not take any action which, under Maryland law, must be taken by the entire board of directors. The independent directors, as a group, are authorized to retain their own legal and financial advisors. Among the matters we expect the independent directors to review and act upon are:

•	the continuation, renewal or enforcement of our agreements with SRT Advisor and its affiliates, including the SRT Advisory Agreement and the Glenborough Property Management Agreements with Glenborough;

•	transactions with affiliates, including our directors and officers;

•	awards under our long-term incentive plan; and

•	pursuit of a potential liquidity event.

Those conflict of interest matters that cannot be delegated to the independent directors as a group are to be acted upon by both the board of directors and the independent directors.

Compensation Involving Our Advisor and its Affiliates

The independent directors evaluate at least annually whether the compensation that we contract to pay to our advisor and its affiliates is reasonable in relation to the nature and quality of services performed and that such compensation is within the limits prescribed by our charter. The independent directors supervise the performance of our advisor and its affiliates and the compensation we pay to them to determine that the provisions of our compensation arrangements are being performed appropriately. This evaluation is based on the factors set forth below as well as any other factors deemed relevant by the independent directors:

•	the quality and extent of the services and advice furnished by our advisor;

•	the amount of fees paid to our advisor in relation to the size, composition and performance of our investments;

•	the success of our advisor in generating investment opportunities that meet our investment objectives;

•	rates charged to other externally advised REITs and similar investors by advisors performing similar services;

•	additional revenues realized by our advisor and its affiliates through their relationship with us, whether we pay them or they are paid by others with whom we do business;

•	the performance of our investments, including income, conservation and appreciation of capital, frequency of problem investments and competence in dealing with distress situations; and

•	the quality of our investments relative to the investments generated by our advisor for its own account.

The independent directors record these factors in the minutes of the meetings at which they make such evaluations.

Acquisitions, Leases and Sales Involving Affiliates

We will not acquire or lease properties in which our advisor or its affiliates or any of our directors has an interest without a determination by a majority of the directors (including a majority of the independent directors) not otherwise interested in the transaction that such transaction is fair and reasonable to us and at a price to us no greater than the cost of the asset to our advisor or its affiliates or such director unless there is substantial justification for any amount that exceeds such cost and such excess amount is determined to be reasonable. In no event will we acquire any property at an amount in excess of its appraised value. We will not sell or lease properties to our advisor or its affiliates or to our directors unless a majority of the directors (including a majority of the independent directors) not otherwise interested in the transaction determine the transaction is fair and reasonable to us.

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Mortgage Loans Involving Affiliates

Our charter prohibits us from investing in or making mortgage loans, including when the transaction is with our advisor or our directors or any of their affiliates, unless an independent expert appraises the underlying property. We must keep the appraisal for at least five years and make it available for inspection and duplication by any of our stockholders. In addition, we must obtain a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or the condition of the title. Our charter prohibits us from making or investing in any mortgage loans that are subordinate to any lien or other indebtedness of our advisor, our directors or any of their affiliates.

Issuance of Options and Warrants to Certain Affiliates

Our charter prohibits the issuance of options or warrants to purchase our common stock to our advisor, our directors or any of their affiliates (1) on terms more favorable than we would offer such options or warrants to unaffiliated third parties or (2) in excess of an amount equal to 10.0% of our outstanding common stock on the date of grant.

Repurchase of Shares of Common Stock

Our charter prohibits us from paying a fee to our advisor or our directors or any of their affiliates in connection with our repurchase or redemption of our common stock.

Loans and Expense Reimbursements Involving Affiliates

We will not make any loans to our advisor or our directors or any of their affiliates except mortgage loans for which an appraisal is obtained from an independent appraiser. In addition, we will not borrow from these persons unless a majority of directors (including a majority of independent directors) not otherwise interested in the transaction approve the transaction as being fair, competitive and commercially reasonable, and no less favorable to us than comparable loans between unaffiliated parties. These restrictions on loans will only apply to advances of cash that are commonly viewed as loans, as determined by the board of directors. By way of example only, the prohibition on loans would not restrict advances of cash for legal expenses or other costs incurred as a result of any legal action for which indemnification is being sought, nor would the prohibition limit our ability to advance reimbursable expenses incurred by directors or officers or our advisor or its affiliates.

In addition, our directors and officers and our advisor and its affiliates will be entitled to reimbursement, at cost, for actual expenses incurred by them on behalf of us or joint ventures in which we are a joint venture partner, subject to the limitation on reimbursement of operating expenses to the extent that they exceed the 2%/25% Guidelines.

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PROPOSALS YOU MAY VOTE ON

Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read this proxy statement and submit your proxy as soon as possible. Please complete, sign and date the accompanying proxy card and return it in the accompanying self-addressed postage-paid return envelope. Alternatively, you may be able to vote over the Internet or by telephone, depending on how your account is registered. Please refer to the instructions on your proxy card.

PROPOSAL 1: ELECTION OF DIRECTORS

The board of directors currently consists of four directors and is divided into three classes with Class I serving until the 2016 annual meeting of stockholders, Class II serving until the 2017 annual meeting of stockholders, and Class III serving until the 2015 annual meeting of stockholders. The current directors are divided as follows: Class I is comprised of Andrew Batinovich, Class II is comprised of Todd A. Spitzer, and Class III is comprised of Phillip I. Levin and Jeffrey S. Rogers.

The board of directors has nominated Phillip I. Levin and Jeffrey S. Rogers for election to our board of directors as Class III directors, each for a term of office commencing on the date of the 2015 annual meeting and ending on the date of the 2018 annual meeting of stockholders and until their successors are elected and qualified. Each of the nominees currently serves as a member of the board of directors and the board of directors believes the nominees have played and will continue to play a vital role in our management and operations. Detailed information regarding the nominees is provided on pages 4 through 5.

Each of the nominees has consented to being named as a nominee in this proxy statement and has agreed that, if elected, he will serve on the board of directors for a three-year term and until his successor has been elected and qualified. We are not aware of any family relationship among either of the nominees and the other directors or executive officers of the Company. Each of the nominees for election as director has stated that there is no arrangement or understanding of any kind between him and any other person relating to his election as a director except that each nominee has agreed to serve as our director if elected.

Vote Required

Under our charter, a majority of the shares present in person or by proxy at an annual meeting at which a quorum is present is required for the election of the directors. This means that a director nominee needs to receive affirmative votes from a majority of such shares in order to be elected to the board of directors. Because of this majority vote requirement, “withhold” votes and broker non-votes will have the effect of a vote against each nominee for director. If an incumbent director nominee fails to receive the required number of votes for reelection, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualified.

The appointed proxies will vote your shares of common stock as you instruct. If you submit a proxy card with no further instructions, the appointed proxies will vote your shares “FOR” each of the two nominees who are named above. If any nominee becomes unable or unwilling to stand for election, the board of directors may designate a substitute. If a substitute is designated, proxies voting for such nominee will be cast for the substituted nominee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE TWO NOMINEES TO THE BOARD OF DIRECTORS.

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PROPOSAL 2: AMENDMENT OF OUR CHARTER

At the 2014 annual meeting, we recommended that stockholders approve four amendments to our charter. However, none of the four proposed amendments received sufficient votes to pass. More recently, the Company entered into a Settlement Agreement, dated April 27, 2015, relating to the matter captioned Drews v. TNP Strategic Retail Trust, Inc., et al., Case No. SACV13-01488 (C.D. Cal.) and the matter captioned, Booth v. Strategic Retail Trust, et al., Case No. CV-13-4921 (N.D. Cal.) (the “Settlement Agreement”). Pursuant to the Settlement Agreement, the Company agreed to resubmit the four proposals considered at the 2014 annual meeting for approval at the 2015 annual meeting. Our board of directors has proposed the following amendments of our charter, has declared that they are advisable and has directed that they be submitted for consideration by our stockholders at the 2015 annual meeting. Our board of directors recommends that you approve the four proposed amendments to our charter, which are described more fully below.

If approved by our stockholders at the 2015 annual meeting, the four amendments to our charter will be effected by our filing each amendment with the State Department of Assessment and Taxation of the State of Maryland (the “SDAT”), and will become effective upon filing and acceptance for record by the SDAT. If approved, we plan to file the amendments following the stockholder vote on the proposed amendments. If some but not all of the amendments are approved by our stockholders at the annual meeting, we will file with the SDAT each amendment that was approved by our stockholders unless the amendment was conditioned on the approval of another amendment that was not approved.

Vote Required

Approval of the proposed charter amendments requires the affirmative vote of the holders of at least a majority of our outstanding shares of common stock entitled to vote thereon. You may vote for or against or abstain on the four proposals to amend our charter. Abstentions and broker non-votes will have the same effect as votes against the proposals to amend our charter. Proxies received will be voted “FOR” the approval of the proposals to amend our charter unless stockholders designate otherwise.

Appraisal Rights

Under Maryland law and our charter, you will not be entitled to rights of appraisal with respect to the proposed amendments to our charter. Accordingly, to the extent that you object to the proposed amendments to our charter, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your shares of common stock under the provisions of Maryland law governing appraisal rights.

Recommendation

The board of directors recommends that you vote “FOR” the four proposed amendments to our charter.

Proposal 2.A — Amendment to Provide that Directors may be Removed With or Without Cause

Presentation of Proposed Amendment

Below, we show the changes to our charter that are the subject of the proposed amendment by including the relevant sections of our charter with a single line through text we propose to delete and a single line underneath text we propose to add.

Section 7.11 Removal of Directors. Subject to the rights of holders of one or more classes or series of Preferred Shares to elect or remove one or more Directors, any Director, or the entire Board of Directors, may be removed from office at any time, with our without cause, but only by the affirmative vote of at least a majority of the votes entitled to be cast generally in the election of Directors.

General Effect of Proposed Amendment

Currently our charter provides that directors may be removed from office at any time, but only by the affirmative vote of at least a majority of the votes entitled to be cast generally in the election of directors. On October 31, 2013, the board of directors elected for the Company to be subject to Section 3-803 of the Maryland General Corporation Law (the “MGCL”). Pursuant to this election, the board staggered the terms of its members so that the Company has a classified board. Under Maryland law, classified directors may only be removed for cause unless there is a contrary provision in the company’s charter. Our current charter does not state that directors can be removed “without cause.”

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The proposed amendment will specify that directors may be removed at any time, with or without cause. As a result, despite the fact that the Company has a staggered board of directors, directors will be removable without cause. This change will make it easier for stockholders to remove a director from office because they will not have to demonstrate that there is cause to remove the director. Thus, the proposed amendment improves the ability of stockholders to influence the management of the Company. Moreover, the proposed amendment may make it easier for others to try to acquire control of us, which may improve your ability to liquidate your investment in us or to receive a control premium for your shares. However, the proposed amendment would also increase the Company’s vulnerability to a non-negotiated acquisition of the Company, which acquisition might not allow stockholders to realize the full value of the Company’s stock.

Proposal 2.B — Amendment to Provide that a Special Meeting Shall be Called Upon the Request of Holders of Shares Entitled to Cast One-Third of all Votes Entitled to be Cast at such Meeting on any Matter

Presentation of Proposed Amendment

Below, we show the changes to our charter that are the subject of the proposed amendment by including the relevant sections of our charter with a single line through text we propose to delete and a single line underneath text we propose to add.

Special meetings of Stockholders may be called in the manner provided in the Bylaws, including by the president or the chairman of the board or by a majority of the Directors or a majority of the Independent Directors, and shall be called by the secretary of the Corporation upon the written request of the holders of Shares entitled to cast not less than ~~ten percent~~ one-third of all the votes entitled to be cast at such meeting.

General Effect of Proposed Amendment

Currently our charter provides that the secretary of the Company must call a special meeting of stockholders upon the written request of holders of shares entitled cast not less than ten percent of all of the votes entitled to be cast at the meeting. As a result of this amendment to the charter, the secretary will only be obligated to call a special meeting of stockholders upon the written request of holders of shares entitled to cast not less than one-third of all of the votes entitled to be cast at such meeting. The effect of this amendment will be to raise the threshold for the number of shares that must be held by stockholders requesting a special meeting before the secretary is obligated to call such meeting. This proposed amendment would make it more difficult for stockholders to call a special meeting. We believe this higher threshold for calling a special meeting increases the likelihood that a potential buyer of the company will have to negotiate with our board of directors and thus should increase the likelihood that our board can maximize stockholder value in any change-of-control transaction. In addition, this higher threshold reduces the risk that the Company would be required to expend significant board and management time and Company expense related to a special meeting that reflects the interests of only a minority of the Company’s stockholders. Although we believe the proposed amendment is in the best interest of the Company, the proposed amendment may discourage others from trying to acquire control of us, which may reduce your ability to liquidate your investment in us or to receive a control premium for your shares. The proposed amendment may also increase the costs associated with trying to change the composition of our board of directors, which may deter changes that could otherwise be in your best interest.

Proposal is Conditioned on Passage of Proposal 2.C

The board of directors has conditioned the passage of this amendment on the passage of Proposal 2.C. This means that even if this proposal receives the affirmative vote of the holders of at least a majority of our outstanding shares of common stock entitled to vote thereon, it will not be effective unless Proposal 2.C also receives the affirmative vote of the holders of at least a majority of our outstanding shares of common stock entitled to vote.

Proposal 2.C — Amendment to Provide that a Quorum at a Stockholder Meeting Shall be the Presence in Person or by Proxy of Stockholders Entitled to Cast One-Third of all of the Votes Entitled to be Cast at Such Meeting on any Matter

Presentation of Proposed Amendment

Below, we show the changes to our charter that are the subject of the proposed amendment by including the relevant sections of our charter with a single line through text we propose to delete and a single line underneath text we propose to add.

A quorum shall be the presence in person or by proxy of Stockholders entitled to cast at least ~~50%~~ one-third of all the votes entitled to be cast at such meeting on any matter.

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General Effect of Proposed Amendment

Currently our charter provides that a quorum consists of the presence in person or by proxy of stockholders entitled to cast 50% of all the votes entitled to be cast at a stockholder meeting on any matter. There must be a quorum present in order for a stockholder meeting to be a duly held meeting at which business can be conducted. The proposed amendment to the charter would lower the threshold for a quorum. As a result of the proposed amendment, a quorum would consist of the presence in person or by proxy of stockholders entitled to cast at least one-third of all the votes entitled to be cast at such stockholder meeting on any matter. This change would mean that business could be conducted at a stockholder meeting where stockholders entitled to cast only one-third of all of the votes entitled to be cast were present and such meeting would count as a duly held meeting. This proposed amendment would (i) reduce solicitation costs associated with trying to establish a quorum at a meeting of the stockholders and (ii) decrease the risk that matters would not be approved on account of failure to reach quorum. Although we believe the proposed amendment is in the best interest of the Company, the proposed amendment also increases the risk of the Company having to incur the costs of dealing with social proposals from stockholders because a lower quorum threshold may make such proposals less expensive to wage and more likely to be approved.

Proposal is Conditioned on Passage of Proposal 2.B

The board of directors has conditioned the passage of this amendment on the passage of Proposal 2.B. This means that even if this proposal receives the affirmative vote of the holders of at least a majority of our outstanding shares of common stock entitled to vote thereon, it will not be effective unless Proposal 2.B also receives the affirmative vote of the holders of at least a majority of our outstanding shares of common stock entitled to vote thereon.

Proposal 2.D — Amendment to Permit Stockholders to Fill Vacancies on the Board of Directors and Clarify the Role of Independent Directors with Respect to Nominating Replacements for Vacancies among Board Positions Previously Held or Required to be Held by Independent Directors

Presentation of Proposed Amendment

Below, we show the changes to our charter that are the subject of the proposed amendment by including the relevant sections of our charter with a single line through text we propose to delete and a single line underneath text we propose to add.

~~The Corporation elects, at such time as it becomes eligible to make the election provided for under Section 3-804(c) of the MGCL, that, except as may be provided by the Board of Directors in setting the terms of any class or series of Preferred Shares, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred. Notwithstanding the foregoing sentence, Independent Directors shall nominate replacements for vacancies among the Independent Directors’ positions.~~

Independent Directors shall nominate replacements for vacancies among board positions previously held or required to be held by Independent Directors except when such nominations are made by a stockholder.

General Effect of Proposed Amendment

On October 31, 2013, the board of directors elected for the Company to be subject to all of the provisions of Section 3-804 of the MGCL. In connection with the Settlement Agreement, the Company filed articles supplementary with SDAT to elect not to be subject at that time to the provisions of Sections 3-804(a) and 3-804(b) of the MGCL. The Company could not opt out of the provisions of 3-804(c) of the MGCL by filing articles supplementary because the election to be subject to Section 3-804(c) is in the text of the Company’s charter. This proposal will have the effect of amending the charter and opting out of Section 3-804(c) of the MGCL. By electing to opt out of Section 3-804(c) of the MGCL, the filling of vacancies on the Company’s board of directors will be governed by Section 2-407 of the MGCL and the language of the charter as revised.

Currently the charter provides that any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum. The amendment would permit stockholders to elect a successor to fill a vacancy on the board of directors. This change, however, would not prohibit the board from filling vacancies. Under Maryland law, (i) a majority of the remaining directors, whether or not sufficient to constitute a quorum, may fill a vacancy on the board of directors which results from any cause except an increase in the number of directors, and (ii) a majority of the entire board of directors may fill a vacancy that results from an increase in the number of directors.

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By enabling stockholders to fill vacancies on the board of directors, the proposed amendment improves the ability of stockholders to influence the management of the Company. After the amendment, stockholders would be able to propose an increase in the size of the board of directors or the removal of directors and propose new directors to fill the resulting vacancies. Although such stockholder influence may be in the best interest of the Company, the proposed amendment would also increase the Company’s vulnerability to a non-negotiated acquisition of the Company, which acquisition might not allow stockholders to realize the full value of the Company’s stock.

Currently the charter states that independent directors shall nominate replacements for vacancies among the independent director positions. As a result of the amendment, independent directors will be able to nominate replacements for vacancies among the independent director positions, except when such nominations are made by a stockholder.

Currently the charter states that any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred. As a result of the amendment, a director elected by the board of directors to fill a vacancy will serve until the next annual meeting of stockholders and until his or her successor is elected and qualifies. Furthermore, a director elected by the stockholders to fill a vacancy that results from the removal of a director will serve for the balance of the term of the removed director.

PROPOSALS FOR 2016 ANNUAL MEETING

Under SEC regulations, any stockholder desiring to make a proposal to be acted upon at the 2016 annual meeting of stockholders must cause such proposal to be received at our principal executive offices located at 400 South El Camino Real, Suite 1100, San Mateo, California 94402, Attention: Secretary, no later than March 9, 2016 in order for the proposal to be considered for inclusion in our proxy statement for that meeting. Stockholders also must follow the procedures prescribed in Rule 14a-8 promulgated under the Exchange Act.

Pursuant our bylaws, if a stockholder wishes to present a proposal at the 2016 annual meeting of stockholders, whether or not the proposal is intended to be included in the proxy statement for that meeting, the stockholder must give advance written notice thereof to our secretary at our principal executive offices, no earlier than February 8, 2016 and no later than 5:00 p.m., Pacific Time, on March 9, 2016; provided, however, that in the event that the date of the 2016 annual meeting of stockholders is advanced or delayed by more than 30 days from the first anniversary of the date of the 2015 annual meeting of stockholders, written notice of a stockholder proposal must be delivered not earlier than the 150th day prior to the date of the 2016 annual meeting of stockholders and not later than 5:00 p.m., Pacific Time, on the later of the 120th day prior to the date of the 2016 annual meeting of stockholders or the tenth day following the day on which public announcement of the date of the 2016 annual meeting is first made. Any stockholder proposals not received by us by the applicable date in the previous sentence will be considered untimely. Rule 14a-4(c) promulgated under the Exchange Act permits our management to exercise discretionary voting authority under proxies it solicits with respect to such untimely proposals.

OTHER MATTERS

We are not aware of any other matter to be presented for action at the annual meeting other than those mentioned in the Notice of 2015 Annual Meeting and referred to in this proxy statement.

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STRATEGIC REALTY TRUST, INC.
ATTN: PATRICIA SIMONI
400 S EL CAMINO REAL
SUITE 1100
SAN MATEO, CA 94402

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on September 24, 2015. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on September 24, 2015. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M95096-Z66258 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

STRATEGIC REALTY TRUST, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Phillip I. Levin
02) Jeffrey S. Rogers

The Board of Directors recommends you vote FOR proposals 2.A, 2.B, 2.C and 2.D to amend the charter to:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M95097-Z66258

STRATEGIC REALTY TRUST, INC.
ANNUAL MEETING OF STOCKHOLDERS
SEPTEMBER 25, 2015
Solicited by the Board of Directors

The undersigned stockholder hereby appoints Phillip I. Levin, Jeffrey S. Rogers, and Terri Garnick, and each of them, as proxy and attorney-in-fact, each with the power to appoint his or her substitute, on behalf and in the name of the undersigned, to represent the undersigned at the annual meeting of stockholders of STRATEGIC REALTY TRUST, INC., to be held on September 25, 2015, at 10:00 a.m. local time at the Marriott Hotel, 1770 South Amphlett Boulevard, San Mateo, California 94402, and at any adjournments thereof, and to vote all shares of common stock that the undersigned would be entitled to vote if personally present, as indicated on the reverse side of this card. The undersigned acknowledges receipt of the notice of 2015 annual meeting of stockholders, the proxy statement, and the 2014 annual report.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" each of the two nominees to the board of directors in Proposal 1 and "FOR" the proposals to amend our charter in Proposal 2. The proxies are authorized to vote on such other matters as may properly come before the meeting or any adjournments thereof in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion, including but not limited to the power and authority to adjourn the meeting to a date not more than 120 days after the record date in the event that a quorum is not obtained by the September 25, 2015, meeting date.

You may obtain directions to attend the annual meeting of Strategic Realty Trust, Inc. by calling us at 650-343-9300 or visiting our website at www.srtreit.com.

Continued and to be signed on reverse side